Exhibit No. 10-Y





DUKE POWER COMPANY
RETIREMENT CASH BALANCE PLAN







As Amended and Restated
Effective January 1, 1997


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                 DUKE POWER COMPANY RETIREMENT CASH BALANCE PLAN

                                TABLE OF CONTENTS

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PREAMBLE................................................................................   1

ARTICLE 1   DEFINITIONS AND CONSTRUCTION.................................................  2
         1.1      ACCRUED BENEFIT........................................................  2
         1.2      ACTIVE PARTICIPANT.....................................................  2
         1.3      ACTUARIAL EQUIVALENT...................................................  2
         1.4      ACTUARIAL VALUE........................................................  3
         1.5      ACTUARY................................................................  3
         1.6      AFFILIATE..............................................................  3
         1.7      ATTAINED AGE...........................................................  3
         1.8      ANNUITY STARTING DATE..................................................  3
         1.9      BENEFICIARY............................................................  3
         1.10     BOARD..................................................................  3
         1.11     BREAK IN SERVICE.........................................................4
         1.12     CASH BALANCE ACCOUNT...................................................  4
         1.13     CODE...................................................................  4
         1.14     COMPANY................................................................  4
         1.15     COMPENSATION...........................................................  4
         1.16     CONTRIBUTION CREDITS...................................................  5
         1.17     CREDITABLE SERVICE.....................................................  5
         1.18     DEATH BENEFIT..........................................................  6
         1.19     DEFINED BENEFIT PLAN...................................................  6
         1.20     DEFINED CONTRIBUTION PLAN..............................................  6
         1.21     DISABILITY BENEFIT.....................................................  6
         1.22     DISABILITY DATE........................................................  6
         1.23     DISABILITY DISTRIBUTION DATE...........................................  6
         1.24     DISABLED PARTICIPANT...................................................  6
         1.25     EARLY RETIREMENT DATE..................................................  6
         1.26     EFFECTIVE DATE...........................................................7
         1.27     EMPLOYEE...............................................................  7
         1.28     EMPLOYER...............................................................  7
         1.29     EMPLOYMENT COMMENCEMENT DATE...........................................  7
         1.30     EMPLOYMENT TERMINATION DATE............................................  7
         1.31     ERISA..................................................................  7
         1.32     GRANDFATHERED EARLY RETIREMENT DATE..................................... 7
         1.33     HIGHLY COMPENSATED EMPLOYEE............................................. 7
         1.34     HOUR OF SERVICE......................................................... 8
         1.35     INTEREST CREDITS....................................................... 10

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         1.36     INVESTMENT MANAGER..................................................... 10
         1.37     KEY EMPLOYEE........................................................... 11
         1.38     LATE RETIREMENT DATE................................................... 11
         1.39     LEASED EMPLOYEE........................................................ 11
         1.40     LIMITATION YEAR........................................................ 11
         1.41     1996 PLAN BENEFIT...................................................... 12
         1.42     1996 TERMINATED PARTICIPANT............................................ 12
         1.43     NORMAL RETIREMENT DATE................................................. 12
         1.44     PARTIAL DISABILITY..................................................... 12
         1.45     PARTICIPANT............................................................ 12
         1.46     PERMISSIVE AGGREGATION GROUP........................................... 12
         1.47     PLAN................................................................... 12
         1.48     PLAN ADMINISTRATOR..................................................... 13
         1.49     PLAN YEAR.............................................................. 13
         1.50     PRIOR PLAN............................................................. 13
         1.51     QUALIFIED JOINT AND SURVIVOR ANNUITY................................... 13
         1.52     REQUIRED AGGREGATION GROUP............................................. 13
         1.53     REEMPLOYMENT COMMENCEMENT DATE......................................... 13
         1.54     RETIREMENT BENEFIT..................................................... 13
         1.55     RETIREMENT PLAN COMMITTEE.............................................  13
         1.56     SEVERANCE FROM SERVICE DATE............................................ 13
         1.57     SPOUSE................................................................. 13
         1.58     TERMINATION BENEFIT.....................................................14
         1.59     TOP HEAVY PLAN..........................................................14
         1.60     TOTAL AND PERMANENT DISABILITY OR TOTALLY AND PERMANENTLY DISABLED......15
         1.61     TRUST FUND..............................................................15
         1.62     TRUST AGREEMENT.........................................................15
         1.63     TRUSTEE.................................................................15
         1.64     VESTING SERVICE.........................................................15

ARTICLE 2   PARTICIPATION................................................................ 17
         2.1      GRANDFATHERED PARTICIPATION............................................ 17
         2.2      PARTICIPATION UPON EMPLOYMENT OR RE-EMPLOYMENT......................... 17
         2.3      LIMITATIONS ON PARTICIPATION........................................... 17
         2.4      PLAN BINDING........................................................... 17

ARTICLE 3  RETIREMENT BENEFITS........................................................... 18
         3.1      GENERAL................................................................ 18
         3.2      NORMAL RETIREMENT...................................................... 18
         3.3      EARLY RETIREMENT....................................................... 18
         3.4      LATE RETIREMENT........................................................ 19
         3.5      DISABILITY DISTRIBUTION................................................ 19
         3.6      CASH BALANCE ACCOUNT................................................... 19

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         3.7      OPENING BALANCE........................................................ 19
         3.8      CONTRIBUTION CREDITS................................................... 21
         3.9      INTEREST CREDITS....................................................... 22
         3.10     TERMINATION OF CASH BALANCE ACCOUNT.................................... 23

ARTICLE 4   PAYMENT OF RETIREMENT BENEFITS............................................... 24
         4.1      BENEFIT FORMS.......................................................... 24
         4.2      PROOF OF ENTITLEMENT................................................... 25
         4.3      NONFORFEITABLE RIGHT AT NORMAL RETIREMENT.............................. 25
         4.4      DIRECT ROLLOVER........................................................ 26
         4.5      LUMP SUM DISTRIBUTIONS LESS THAN $3,500................................ 26
         4.6      REEMPLOYMENT OF A RETIRED PARTICIPANT.................................. 27

ARTICLE 5   BENEFITS UPON TERMINATION OF EMPLOYMENT...................................... 28
         5.1      DEFERRED VESTED BENEFIT................................................ 28

ARTICLE 6   BENEFITS UPON DEATH.......................................................... 29
         6.1      DEATH BENEFIT FOR MARRIED PARTICIPANTS................................. 29
         6.2      DEATH BENEFIT FOR PARTICIPANTS WHO ARE NOT MARRIED..................... 29
         6.3      DEATH OF A RETIRED PARTICIPANT......................................... 30

ARTICLE 7   RESTRICTIONS ON BENEFITS AND DISTRIBUTION.................................... 31
         7.1      BENEFIT COMMENCEMENT LIMITATIONS....................................... 31
         7.2      MINIMUM DISTRIBUTION RULES............................................. 31
         7.3      REQUIRED DISTRIBUTION PERIODS.......................................... 32
         7.4      LIMITATION ON ANNUAL BENEFITS.......................................... 33
         7.5      COMBINED BENEFIT LIMITATIONS........................................... 36
         7.6      CORRECTIVE ADJUSTMENTS................................................. 38
         7.7      BENEFIT OFFSET......................................................... 38
         7.8      TOP-25 HIGHEST PAID LIMITATION......................................... 38
         7.9      QUALIFIED DOMESTIC RELATIONS ORDER..................................... 39

ARTICLE 8   SPECIAL PROVISIONS APPLICABLE TO MERGERS, ACQUISITIONS AND RELATED EMPLOYERS. 40
         8.1      PRIOR SERVICE AS AN EMPLOYEE OF VECTRA TECHNOLOGIES, INC. ............. 40
         8.2      PRIOR SERVICE AS AN EMPLOYEE OF DE&S NORTHWEST, INC. OR
                  INTERA, INC. .......................................................... 40

ARTICLE 9   MEDICAL BENEFITS............................................................. 41
         9.1      MEDICAL BENEFITS FOR RETIRED EMPLOYEES................................. 41
         9.2      ELIGIBLE INDIVIDUALS................................................... 41
         9.3      MEDICAL BENEFITS....................................................... 41
         9.4      SEPARATE ACCOUNT....................................................... 42
         9.5      CONTRIBUTIONS...........................................................42

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         9.6      PAYMENT OF BENEFITS.....................................................42
         9.7      DISCRIMINATION..........................................................42
         9.8      IMPOSSIBILITY OF DIVERSION..............................................43
         9.9      FORFEITURES.............................................................43
         9.10     RIGHT TO TERMINATE BENEFITS.............................................43

ARTICLE 10   PLAN ADMINISTRATION......................................................... 44
         10.1     PLAN ADMINISTRATOR..................................................... 44
         10.2     APPOINTMENT ........................................................... 44
         10.3     TERM AND COMPENSATION.................................................. 44
         10.4     CLAIMS REVIEW.......................................................... 44
         10.5     PLAN ADMINISTRATOR ACTIONS............................................. 45
         10.6     BENEFIT PAYMENT DIRECTIONS............................................. 45
         10.7     NONDISCRIMINATION...................................................... 46
         10.8     AGENTS..................................................................46
         10.9     RECORDS AND REPORTS.....................................................46
         10.10    INDEMNIFICATION.........................................................46
         10.11    FUNDING POLICY..........................................................47
         10.12    POWERS AND DUTIES OF THE PLAN ADMINISTRATOR.............................47
         10.13    EMPLOYER TO SUPPLY INFORMATION..........................................48
         10.14    SELF-INTEREST...........................................................48

ARTICLE 11   CONTRIBUTIONS BY THE EMPLOYER............................................... 49
         11.1     EMPLOYER CONTRIBUTIONS................................................. 49
         11.2     EXPENSES............................................................... 49
         11.3     ACTUARY................................................................ 49
         11.4     FUNDING STANDARD ACCOUNT............................................... 49

ARTICLE 12   THE TRUST FUND AND TRUSTEE.................................................. 50
         12.1     TRUST AGREEMENT........................................................ 50
         12.2     TRUST FUND............................................................. 50
         12.3     APPOINTMENT OF TRUSTEE..................................................50
         12.4     INVESTMENT MANAGERS.....................................................50
         12.5     POWERS..................................................................51
         12.6     PLAN A PART OF TRUST AGREEMENT..........................................51
         12.7     SETTLEMENT OF ACCOUNTS..................................................51

ARTICLE 13   RESERVATION AND LIMITATIONS ON RIGHTS ...................................... 52
         13.1     BENEFITS............................................................... 52
         13.2     CONTRIBUTIONS.......................................................... 52
         13.3     NO EMPLOYMENT CONTRACT................................................. 52
         13.4     SPENDTHRIFT CLAUSE..................................................... 52
         13.5     RETURN OF CONTRIBUTIONS................................................ 53

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ARTICLE 14  AMENDMENTS................................................................... 54
         14.1     AMENDMENT OF THE PLAN.................................................. 54
         14.2     LIMITATIONS ON RIGHT TO AMEND.......................................... 54

ARTICLE 15  TERMINATION OR TEMPORARY DISCONTINUANCE OF THE PLAN.......................... 55
         15.1     TERMINATION............................................................ 55
         15.2     APPOINTMENT OF TRUST FUND...............................................55
         15.3     ALLOCATION OF TRUST FUND............................................... 55
         15.4     DISTRIBUTION OF TRUST FUND..............................................55
         15.5     LIMITATIONS ON BENEFITS.................................................56
         15.6     NONFORFEITABILITY.......................................................56

ARTICLE 16  ACTUARY.......................................................................57
         16.1     DUTIES..................................................................57
         16.2     INFORMATION.............................................................57
         16.3     RELIANCE................................................................57
         16.4     ACTUARIAL DETERMINATIONS................................................57

ARTICLE 17  PLAN FIDUCIARIES..............................................................58
         17.1     NAMED FIDUCIARIES.......................................................58
         17.2     ALLOCATION OF DUTIES OF FIDUCIARIES.....................................58

ARTICLE 18  ENTRY AND WITHDRAWAL OF A PARTICIPATING EMPLOYER..............................59
         18.1     ADOPTING EMPLOYERS......................................................59
         18.2     SUCCESSOR COMPANIES.....................................................59
         18.3     WITHDRAWAL OF AN EMPLOYER...............................................60

ARTICLE 19  TOP HEAVY RULES...............................................................61
         19.1     GENERALLY...............................................................61
         19.2     VESTING.................................................................61
         19.3     MINIMUM BENEFIT.........................................................61
         19.4     TOP HEAVY COMPENSATION..................................................62
         19.5     TESTING YEAR............................................................62
         19.6     FULL COMPENSATION.......................................................62
         19.7     TOP HEAVY SERVICE.......................................................62
         19.8     COMBINED LIMITATION OF BENEFITS.........................................62

ARTICLE 20  MISCELLANEOUS................................................................ 64
         20.1     INTERPRETATION BY PLAN ADMINISTRATOR................................... 64
         20.2     HEADINGS............................................................... 64


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         20.3     GOVERNING LAW.......................................................... 64
         20.4     BENEFITS TO MINORS AND INCOMPETENTS.................................... 64
         20.5     SEVERABILITY........................................................... 64
         20.6     MISSTATEMENT OF FACTS.................................................. 65
         20.7     BENEFITS ON MERGER OR CONSOLIDATION TO SUCCESSOR PLAN.................. 65
         20.8     UNCLAIMED BENEFITS..................................................... 65
         20.9     EXCLUSIVE BENEFIT...................................................... 65

SIGNATURES................................................................................66
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        DUKE POWER COMPANY RETIREMENT CASH BALANCE PLAN

                    As Amended and Restated
                   Effective January 1, 1997

                            PREAMBLE

Duke Power Company, a corporation organized under the laws of the state of North Carolina adopted the Duke Power Company Employee's Retirement Plan as of January 1, 1943, to provide retirement benefits for its employees. The Plan was later adopted by Crescent Resources, Inc., Duke Engineering & Services, Inc., Intera, Inc., Duke Energy Corp., and DE&S Northwest, Inc. to provide retirement benefits for their employees.

This Plan modifies and retains the program of benefits previously maintained and makes those changes necessary to comply with current law and incorporate additional benefit modifications.
The terms and conditions of the Plan shall, except as otherwise specifically provided in this Plan and this Preamble, apply only to Participants who have not retired or terminated their employment with the Company as of January 1, 1997. Except as otherwise provided herein, the right to any benefits under the Plan, with respect to a Participant who retired or terminated employment with the Company prior to January 1, 1997, shall be determined in accordance with the terms of the Plan as in effect at his date of retirement or termination of employment. However, the Plan shall not apply to any collective bargaining unit until the Plan is implemented with respect to such collective bargaining unit. The terms and conditions of the Prior Plan shall remain in full force and effect for any Participant that is a member of a collective bargaining unit for whom benefits under the Prior Plan have been negotiated in good faith and for whom benefits under this Plan have not been implemented.

The Plan, as restated, is intended to continue the Plan as a retirement plan qualified under Code Section 401(a) and the separate Trust Agreement is intended to continue the Trust as tax-exempt under Code Section 501(a).

The purpose of this Plan is to provide Employees who qualify as Participants with retirement and incidental benefits from the assets of the Trust in addition to any other benefits such Participants may be entitled to receive under any other benefit program sponsored by the Company or under the federal Social Security Act.

The Company intends this Plan, in conjunction with the Trust Agreement, to meet all of the requirements of ERISA and the Code and the terms of this Plan shall be interpreted to comply with ERISA and the Code and all final regulations and formal rulings issued under ERISA and the Code.

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                           ARTICLE 1

                  DEFINITIONS AND CONSTRUCTION

The following words and phrases shall have the meanings specified and set forth opposite such terms for purposes of this Plan:

1.1 Accrued Benefit shall mean, as of any date, the following amount:

      (a)  A Participant's Cash Balance Account described in
          Section 3.6. However, in no event will a Participant's Accrued Benefit be less than the Actuarial Value of his retirement benefit as of the date of adoption of this restated Plan, as determined pursuant to the provisions of the Prior Plan as in effect immediately prior to the Effective Date.

     (b)  If the Participant is a 1996 Terminated
          Participant, the Participant's Accrued Benefit shall be the sum of the Participant's Cash Balance Account and the Actuarial Value of the Participant's 1996 Plan
          Benefit, if any.

1.2 Active Participant shall mean an Employee who has become a Participant as provided in Section 2.1 and who

     (a)  is an Employee as of the date of reference, or

     (b) terminated employment following his Disability Date and continues to suffer from a Total and Permanent Disability as of the date of reference, but not yet commenced distribution of benefits under the Plan.

     However, an Active Participant shall not include an Employee
who is receiving    retirement disability benefits under the
Duke Power Company Group Life Insurance Plan      as of the
Effective Date.

1.3 Actuarial Equivalent shall mean a benefit of equivalent value, as certified by the Actuary, computed on the basis of the following assumptions with respect to determinations made on and after January 1, 1997.

                    Mortality -    the blended (50/50) 1983 Group
                                   Annuity Mortality Table.

                    Interest  -    7%, compounded annually.

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1.4  Actuarial Value shall mean a benefit of equivalent value, as certified by the Actuary, of a Participant's benefit provided under the Plan, computed on and after January 1, 1997, on the basis of the following assumptions:

     Mortality -    the table described in Section
                    417(e) of the Code, which for 1997 is the blended (50/50) 1983 Group Annuity Mortality
                    Table.

     Interest  -    the annual yield on 30-year
                    Treasury securities determined as the average for the month of November prior to the beginning of the Plan Year during which the Annuity Starting Date begins, determined in accordance with Section 417(e) of the Code.

1.5 Actuary shall mean a person who has been enrolled by the Joint Board for the Enrollment of Actuaries, or a firm of actuaries at least one of whose members is a person who has been so enrolled. The Actuary shall be designated by the Plan Administrator.

1.6 Affiliate shall mean an organization which is a member of the same controlled group of organizations as the Corporation, as defined in Code Section 414(b), (c), (m), and (o).

1.7 Attained Age shall mean, unless clearly indicated to the contrary, the age of an Employee or Participant on such date, determined in whole and partial years.

1.8  Annuity Starting Date shall mean the first day of the first
     month with respect to which   an amount is received as a benefit
     under the Plan.

1.9 Beneficiary shall mean any person or persons (or a trust) designated by a Participant in such form and manner as the Retirement Plan Committee shall prescribe to receive a Death Benefit, other than a Death Benefit in the form specified in
     Section 6.1, payable hereunder if such person or persons survive the Participant. This designation may be revoked at any time in similar manner and form prior to the commencement of benefits. In the event of the death of the designated Beneficiary prior to the death of the Participant, the Contingent Beneficiary shall be entitled to receive the Death Benefit unless the Beneficiary was named pursuant to Section 6.1, in which case the provisions of
     Section 6.1 shall govern. Notwithstanding the above, a married Participant may not designate a Beneficiary who is not his Spouse without the written consent of his Spouse obtained in the manner required by the Plan Administrator.

1.10 Board shall mean the Board of Directors of the Company or the Management Committee of the Board of Directors to the extent that such committee has authority to act on behalf of the Board of Directors of the Company.

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1.11 Break in Service shall mean a Plan Year in which the
     Employee is credited with fewer than five hundred and one
     (501) Hours of Service following his Severance from Service
     Date.

     Notwithstanding the preceding paragraph and solely to determine whether a Break in Service has occurred, a Participant who is absent from work for maternity or paternity reasons shall receive credit for the Hours of Service that would otherwise have been credited to the Participant but for such absence, or in any case in which such Hours cannot be determined, ten (10) Hours of Service for each day of such absence. In no event, however, shall the Hours of Service credited pursuant to the immediately preceding sentence exceed five hundred and one (501). For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence (i) by reason of the pregnancy of the Participant, (ii) by reason of the birth of a child of the Participant, (iii) by reason of the placement of a child with the Participant in connection with the adoption of such child by the Participant, or (iv) for purposes of caring for such child for a period beginning immediately following such birth or placement. The Hours of Service credited under this paragraph shall be credited (i) in the Plan Year or other applicable computation period in which the absence begins if the crediting is necessary to prevent a Break in Service in that Plan Year or other computation period, or (ii) in all other cases, in the following Plan Year or other applicable computation period. Hours of Service shall also be credited to the extent necessary to comply with the Company's nondiscriminatory policies and procedures (such as an approved leave of absence or applicable layoff period), or the Family and Medical Leave Act, the Uniformed Services Employment and Reemployment Rights Act and other applicable law.

1.12 Cash Balance Account shall mean the bookkeeping entry reflecting a Participant's Accrued Benefit, as described in
     Section 3.6.

1.13 Code shall mean the Internal Revenue Code of 1986, as amended.

1.14 Company shall mean Duke Power Company, a North Carolina corporation, and any successor, assign or other entity required to be included as part of the Company as a single employer under applicable provisions of the Code or ERISA.

1.15 Compensation shall mean, for all Participants, all amounts received for services actually rendered in the course of employment with the Employer maintaining the Plan to the extent that such amounts are includible in the Participant's gross income as wages required to be reported under Code Sections 6041, 6051 and 6052 (Box 1 of Form W-2), without regard to limits on wages under Code Section 3401, such as the exemption for agricultural labor. Compensation shall also include any amount which is contributed by the Employer pursuant to a salary reduction agreement and which is not includible in the gross income of the Participant under Code Sections 125 or 401(k). However,

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     Compensation shall not include expense reimbursements and allowances, cash or noncash fringe benefits, moving expenses, the receipt of compensation previously deferred, excellence awards, welfare benefits, severance pay, pay for unused vacation, incentive pay paid after termination of employment, or long-term incentive payments (incentives attributable to multi-year performance periods for which no incentive is earned or paid until the end of the multi-year period). Incentive pay, including that attributable to participation in equity awards, that is paid to employees of Crescent Resources, Inc. will not constitute Compensation unless it is paid from the Crescent Resources Employee Goal Program.

     Compensation of a Participant in excess of the amount authorized pursuant to Code Section 401(a)(17) ($160,000 for 1997) for any Plan Year or any portion of a Plan Year shall not be recognized; provided that the greatest amount authorized for Plan Years before 1994 shall be used retroactively to the extent permitted by the Code.

1.16 Contribution Credits shall mean the bookkeeping entry used to account for benefit contributions made on behalf of an Active Participant, as determined in accordance with Section
     3.8.

1.17 Creditable Service shall mean the number of full years and fractions of years for which a Participant is given credit in calculating his Retirement Benefit, Termination Benefit or Death Benefit payable from the Plan, determined as follows:

     (a) A Participant who was an employee on or before December 31, 1992, shall be credited with years of Creditable Service for the years and fractions of years during his employment prior to January 1, 1992 while he was eligible to participate, in accordance with the terms of the Prior Plan.

     (b) For Plan Years beginning after December 31, 1992, a Participant shall be credited with one twelfth (1/12) year of Creditable Service for each full month in each period beginning on the date he satisfies the requirements for membership in the Plan or his Re-employment Commencement Date and ending on his Employment Termination Date and any partial calendar months ending on his Employment Termination Date during which he was a Participant.

     (c) In determining a Participant's 1996 Plan Benefit, no more than 30 years of Creditable Service is taken into account, in accordance with the terms of the Prior
          Plan.

     (d)  If a Participant whose vested Accrued Benefit is
          zero (0) incurs five (5) or more consecutive Breaks in
          Service, the number of which equaled or exceeded the
          number of his years of Creditable Service prior to such
          consecutive Breaks in
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          Service, his years of Creditable Service completed before such consecutive Breaks in Service shall be disregarded in determining his total years of Creditable Service.

     Notwithstanding any other provision to the contrary, Creditable Service shall also include service credited to the extent necessary to comply with the Family and Medical
     Leave Act, the Uniformed Services Employment and
     Reemployment Rights Act and other applicable law.

1.18 Death Benefit shall mean any benefit paid to a Beneficiary or Contingent Beneficiary or other person at the death of a Participant or a Retired Participant, as provided under the terms of the Plan.

1.19 Defined Benefit Plan shall mean a plan that is established and qualified under Code Section 401 or 404 except to the extent it is, or is treated as, a Defined Contribution Plan.

1.20 Defined Contribution Plan shall mean a plan that is established and qualified under Code Section 401 or 403, which provides for an individual account for each participant therein and for benefits based solely on the amount contributed to each participant's account and any income and expenses or gains or losses (both realized and unrealized) which may be allocated to such account.

1.21 Disability Benefit shall mean the Retirement Benefit due a Disabled Participant.

1.22 Disability Date shall mean the date on which a Participant ceases to perform services for the Employer because of his Total and Permanent Disability.

1.23 Disability Distribution Date shall mean the first day of the month following a Participant's Disability Date that is coincident with or subsequent to the Participant's Early Retirement Date on which the Participant ceases to perform services for the Employer and he no longer receives Creditable Service because of his Total and Permanent Disability.

1.24 Disabled Participant shall mean any Active Participant who is Totally and Permanently Disabled.

1.25 Early Retirement Date shall mean, in the case of a Participant who has reached Attained Age fifty-five (55) and been credited with five (5) or more years of Vesting Service, the first day of the month coinciding with or otherwise immediately following the later of (a) the date the Participant shall leave the employ of the Company, or
     (b) the date the Participant directs in writing shall be his Early Retirement Date.

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1.26 Effective Date  shall mean the January 1, 1997, effective date of this amended and restated Plan, except as otherwise specifically provided herein.

1.27 Employee shall mean any individual who is a common law employee of the Employer, including Leased Employees, unless such Leased Employees are members of a money purchase pension plan sponsored by the leasing organization that provides immediate participation, full and immediate vesting and a non-integrated contribution equal to at least seven and one-half percent (7-1/2%) of the employee's compensation.

1.28 Employer shall mean Duke Power Company, and any other
     Affiliate that adopts this Plan in writing, or any successor to Duke Power Company or Affiliate.

1.29 Employment Commencement Date shall mean the date an Employee first performs an Hour of Service for the Employer coincident with or following his date of hire or rehire.

1.30 Employment Termination Date shall mean the date on which an Employee dies, or the date on which he quits, retires, or is discharged, otherwise terminates employment with the Employer.

1.31 ERISA shall mean the Employee Retirement Income Security Act of 1974, as such Act may be amended from time to time.

1.32 Grandfathered Early Retirement Date shall mean, in the case of a Participant who was an Employee before the Effective Date, was a participant in the Prior Plan, has reached Attained Age fifty-one (51), and has been credited with thirty (30) or more years of Creditable Service under the terms of the Prior Plan, the first day of the month coinciding with or otherwise immediately following the date the Participant leaves employment with the Company and he directs in writing that his Annuity Starting Date begin before Attained Age fifty-five (55).

1.33 Highly Compensated Employee shall mean a person who, (1) during the look-back year or the determination year, was at any time a five percent (5%) owner of the Employer; or (2) during the look-back year received compensation from the Employer in excess of eighty thousand dollars ($80,000) (or such higher amount as may be provided under Code Section 414(q));

     (a)  For purposes of determining Highly Compensated
          Employees, compensation shall mean compensation paid by the Employer for purposes of Code Section 415(c)(3) and shall include amounts deferred pursuant to Code
          Sections 125 (flexible benefit plans); 402(g)(3)
          (salary redirection); and 402(h)(1)(B) (simplified employee plans).

     (b)  A former employee shall be treated as a Highly
          Compensated Employee if (1) such employee was a Highly
          Compensated Employee when he separated from service, or
          (2) he was a Highly Compensated Employee at any time after reaching Attained Age fifty-five (55).

     (c) Except as otherwise provided in this Section, the look-back year shall be the twelve (12) month period immediately preceding the determination year and the determination year shall be the current Plan Year.

     (d) Highly Compensated Employees shall be determined on a Company-wide basis (including all Affiliates) rather than by Employer or by plan.

     (e) The determination of Highly Compensated Employees shall be governed by Code Section 414(q) and the regulations issued thereunder.

1.34 Hour of Service shall mean each hour for which an Employee is paid, or entitled to payment, by the Company during the applicable computation period (i) for the performance of duties; (ii) on account of a period of time during which no duties are performed, regardless of whether the employment relationship has terminated; and (iii) as a result of a back pay award that has been agreed to or made by the Employer to the extent that such hour has not previously been credited under item (i) or item (ii) preceding (irrespective of mitigation of damages).

     (a) The number of Hours of Service to be credited on account of a period of time during which no duties are performed (including hours resulting from a back pay award) shall be determined as follows. If the payment which is made or due is calculated on the basis of units of time, the number of Hours of Service to be credited shall be the number of regularly scheduled working hours included in the units of time on the basis of which the payment is calculated. If an employee does not have a regular work schedule, the number of Hours of Service to be credited shall be calculated on the basis of an eight (8) hour work day. If the payment which is made or due is not calculated on the basis of units of time, the number of Hours of Service to be credited shall be calculated by dividing the amount of the payment by the employee's most recent hourly rate of compensation before the period during which no duties were performed, determined as follows:

          (1)  If the employee's compensation is
               determined on the basis of an hourly rate, such hourly rate shall be the employee's most recent hourly rate of compensation.

          (2)  If the employee's compensation is
               determined on the basis of a fixed rate for a specified period of time other than hours, his hourly rate of compensation shall be his most recent rate of compensation for the specified period of time, divided by the number of hours regularly scheduled for the performance of duties during such period of time; if an employee does not have a regular work schedule, his hourly rate of compensation shall be calculated on the basis of an eight (8) hour work day.

          (3)  If the employee's compensation is not
               determined on the basis of a fixed rate for a specified period of time, his hourly rate of compensation shall be the lowest hourly rate paid to employees in his job classification, or, if no employees in his job classification have an hourly rate of compensation, the minimum non-training wage in effect under Section 6(a)(1) of the Fair Labor Standards Act of 1938, as amended.

     (b)  In no event shall the application of the terms of
          Section 1.34(a) result in crediting an employee with a number of Hours of Service during the period which is greater than the number of hours regularly scheduled for the performance of duties. If an employee has no regular work schedule, the number of Hours of Service to be credited to him shall not exceed the number which would be credited calculated on the basis of an eight
          (8) hour work day.

     (c) No employee shall be credited with more than five hundred and one (501) Hours of Service as a result of the application of Section 1.34(a) for any single continuous period during which he performs no duties, regardless of whether such period extends beyond one
          (1) Plan Year or other applicable computation period.

     (d) The Plan Year or other applicable computation period to which Hours of Service shall be credited shall be determined as follows:

          (1) Except as hereinafter provided, Hours of Service credited in accordance with item (i) of the first paragraph of Section 1.34(a) shall be credited in the Plan Year or other applicable computation period in which the duties were performed.

          (2) Except as hereinafter provided, Hours of Service credited in accordance with item (ii) of the first paragraph of Section 1.34(a) shall be credited: if calculated on the basis of units of time, to the Plan Year or Plan Years or other applicable computation period in which the period during which no duties are performed occurs, beginning with the first unit of time to which the payment relates; otherwise, to the Plan Year or other applicable computation period in which the period during which no duties are performed occurs, provided that if the period during which no duties are performed extends beyond one (1) Plan Year or other applicable computation period, such Hours of Service shall be allocated between not more than the first two (2) Plan Years or other applicable computation periods on any reasonable basis consistently applied.

          (3) Except as hereinafter provided, Hours of Service credited in accordance with item (iii) of the first paragraph of Section 1.34(a) shall be credited to the Plan Year or other applicable computation period to which the award or agreement for back pay pertains rather than to the Plan Year or other applicable computation period in which the award, agreement, or payment is made.

          (4)  Hours of Service to be credited to an
               employee in connection with a period of no more than thirty-one (31) days which extends beyond one
               (1) Plan Year or other applicable computation period may be credited to the first or the second computation period, provided such crediting is done on a reasonable and nondiscriminatory basis.

     (e) An Employee or Participant for whom hourly records are not maintained who is compensated on a bi-weekly basis shall be credited with ninety-five (95) Hours of Service for each bi-weekly payroll period in which he would otherwise be credited with one (1) Hour of Service in accordance with the first paragraph of
          Section 1.34(a). An Employee or Participant for whom hourly records are not maintained who is compensated on a monthly basis shall be credited with one hundred and ninety (190) Hours of Service for each monthly payroll period in which he would otherwise be credited with one
          (1) Hour of Service in accordance with the first paragraph of Section 1.34(a).

     (f) Nothing in this Section shall be construed to alter, amend, modify, invalidate, impair or supersede any law of the United States or any rule or regulation issued under any such law. The nature and extent of any credit for Hours of Service under this Section shall be determined under such law.

1.35 Interest Credits shall mean the bookkeeping entry used to account for investment earnings contributions made on behalf of a Participant, as determined in accordance with Section
     3.9.

1.36 Investment Manager shall mean any fiduciary appointed under Section 12.4 who meets the definition of the term "investment manager" under Section 3(38) of ERISA and who acknowledges in writing that he is a fiduciary with respect to this Plan.

1.37 Key Employee shall mean any employee, former employee or beneficiary thereof in an Internal Revenue Service qualified plan adopted by the Employer who at any time during the applicable Plan Year or any of the four (4) preceding Plan Years is defined in Sections (a) through (d) of this Section.

     (a) An officer of the Company, including Affiliates, having annual compensation during the Plan Year greater than fifty percent (50%) of the amount in effect under Code Section 415(b)(1)(A) for the calendar year in which such Plan Year ends;

     (b) One (1) of the ten (10) employees having annual compensation from the Company for a Plan Year of more than the limitation in effect under Code Section 415(c)(1)(A) for the calendar year in which such Plan Year ends, and owning (or considered as owning within the meaning of Code Section 318) both more than a one-half percent (1/2%) interest, and the largest interest, in the Employer;

     (c)  A five percent (5%) owner of the Employer; or

     (d) A one percent (1%) owner of the Employer having annual compensation from the Company or Affiliate for a Plan Year of more than one hundred and fifty thousand dollars ($150,000).

     (e) For purposes of this Section, compensation has the same meaning as under Code Section 415(c)(3).

     (f) This definition shall be interpreted consistent with Code Section 416 and rules and regulations issued thereunder. Further, such law and regulations shall be controlling in all determinations under this definition, inclusive of any provisions and requirements stated thereunder but hereinabove absent.

1.38 Late Retirement Date shall mean the first day of any month subsequent to the Participant's Normal Retirement Date coincident with or otherwise immediately following the date the Participant terminates employment for any reason other than death.

1.39 Leased Employee shall mean any person (other than an employee of the Employer) who provides services to the Employer as a "leased employee," as such term is defined in
     Section 414(n) and (o) of the Code.

1.40 Limitation Year shall mean the Plan Year.

1.41 1996 Plan Benefit shall mean the benefit which a Participant had accrued as of December 31, 1996 under the terms of the Prior Plan in effect on December 31, 1996, based on Compensation and Creditable Service earned through such date.

1.42 1996 Terminated Participant shall mean

     (a) an individual who was not an Employee as of the Effective Date, who was an active Participant in the Prior Plan or any predecessor plan to such Prior Plan, who has a Reemployment Commencement Date after the Effective Date, who has not commenced receiving a distribution of the Participant's benefit as of such Reemployment Commencement Date or whose benefit payments have ceased in accordance with Section 4.6, and whose prior Vesting Service as of such Reemployment Commencement Date is not lost because of an application of the rule provided in the definition of Vesting Service, or

     (b) an individual who was an Employee who had commenced receiving a distribution as of the Effective
          Date and whose benefit payments subsequently ceased in accordance with Section 4.6 following the Effective
          Date.

1.43 Normal Retirement Date shall mean the first day of the month coincident with or otherwise immediately following the date a Participant reaches Attained Age sixty-five (65).

1.44 Partial Disability shall mean a physical or mental disability that prevents a participant from engaging in his normal occupation with the Employer and which causes the Participant to be eligible for partial disability payments as a result of a long-term disability, pursuant to the Duke Power Company Disability Plan or other long-term disability plan maintained by the Company for the purpose of providing long-term disability benefits.

1.45 Participant shall mean any Employee who has met the eligibility requirements for participation in the Plan as set forth in Article 2, or any former Employee with an undistributed, nonforfeitable Accrued Benefit under this Plan.

1.46 Permissive Aggregation Group shall mean the Required
     Aggregation Group and any other plan or plans of the Company that are not required to be included in the Required
     Aggregation Group, but which, if treated as being part of such Group, would not cause such Group to fail to meet the requirements of Code Sections 401(a)(4) and 410.

1.47 Plan shall mean the Duke Power Company Retirement Cash
     Balance Plan, as amended from time to time.

1.48 Plan Administrator shall mean the Company, unless the Employer designates another person to hold the position as Plan Administrator. A Retirement Plan Committee may be designated to carry out the functions of the Plan
     Administrator.

1.49 Plan Year shall mean the calendar year.

1.50 Prior Plan shall mean the provisions of this Plan as in effect prior to January 1, 1997, and amended as of the Effective Date as part of this restatement. Such provisions are included in the Plan by this reference.

1.51 Qualified Joint and Survivor Annuity shall mean the Actuarial Equivalent of a Participant's normal form of Retirement Benefit payable as a monthly income for the lifetime of the Participant and continuing thereafter, in an amount fifty percent (50%) as large, to the Participant's Spouse for the lifetime of the Spouse.

1.52 Required Aggregation Group shall mean (1) each plan of the Company in which a Key Employee is a participant, (2) each other plan of the Company which enables any plan in (1) to meet the requirements of Code Section 401(a)(4) or 410; and
     (3) each terminated plan maintained by the Company within the five (5) year period ending on the determination date for the Plan Year in question which would, but for the fact that it terminated, meet the criteria of (1) or (2) preceding.

1.53 Reemployment Commencement Date shall mean the date on which an Employee first performs an Hour of Service for the Employer after terminating his employment and incurring a Break in Service.

1.54 Retirement Benefit shall mean the pension benefit due a retired Participant which shall commence as of his Grandfathered Early, Early, Normal or Late Retirement Date, or Disability Distribution Date and continue for the period indicated in Article 4 hereof.

1.55 Retirement Plan Committee shall mean the Employer's administrative committee for the Plan, as described in
     Article 10.

1.56 Severance from Service Date shall mean the date a Participant terminates employment with the Company.

1.57 Spouse shall mean the individual to whom a Participant is legally married as of the earlier of such Participant's date of death or the date of retirement to the Participant, or any former Spouse or surviving Spouse of the Participant treated as his Spouse under Code Section 414(p).

1.58 Termination Benefit shall mean the benefit payable to a Participant who has separated from employment with the Company with a right to receive a vested benefit under
     Section 5.1 of the Plan.

1.59 Top Heavy Plan shall mean, for Plan Years beginning after December 31, 1983, any plan under which, as of any determination date, the present value of the cumulative accrued benefits for Key Employees exceeds sixty percent (60%) of the present value of the cumulative accrued benefits under the plan for all employees. The accrued benefit of any employee other than a Key Employee shall be determined under the method which is used for accrual purposes for all plans of the Company or Affiliate, or, if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rule of Code Section 411(b)(1)(C). For purposes of this Section, the following definitions shall apply.

     (a) If such plan is a Defined Contribution Plan, the present value of cumulative accrued benefits shall be deemed to be the market value of all employee accounts under the plan, other than voluntary deductible employee contributions. If such plan is a Defined Benefit Plan, the present value of cumulative accrued benefits shall be the lump sum present value determined pursuant to actuarial assumptions adopted by the Employer for purposes of determining if this Plan is a Top Heavy Plan. Moreover, the present value of the cumulative accrued benefits shall be increased by the amount of all Plan distributions made with respect to an employee during the five (5) year period ending on the determination date, including distributions under a terminated plan which is a part of a Required Aggregation Group.

     (b) A plan shall be considered a Top Heavy Plan for any Plan Year if, on the last day of the preceding Plan Year (the determination date), the above criteria were met. For the first Plan Year that the Plan shall be in effect, the determination of whether said Plan is a Top Heavy Plan shall be made as of the last day of such Plan Year.

     (c) Each plan of the Company or Affiliate required to be included in a Required Aggregation Group shall be treated as a Top Heavy Plan if such Group is a top heavy Group.

     (d)  With respect to a Participant or former
          Participant who has not performed any service for the Employer at any time during the five (5) year period ending on the determination date, and with respect to a Participant or former Participant who was formerly a Key Employee, but who is not a Key Employee on the determination date, the present value of the cumulative accrued benefit for such Participant or former Participant shall not be taken into account for the purposes of determining whether this Plan is a Top Heavy Plan.

     (e) This definition shall be interpreted consistent with Code Section 416 and rules and regulations issued thereunder. Further, such law and regulations shall be controlling in all determinations under this definition inclusive of any provisions and requirements stated thereunder but hereinabove absent.

1.60 Total and Permanent Disability or Totally and
     Permanently Disabled shall mean a physical or mental condition arising after the date on which an Employee first completes an Hour of Service for the Employer which totally prevents him from engaging in any occupation or employment for remuneration or profit, except for the purpose of rehabilitation not incompatible with a finding of Total and
     Permanent Disability.   The determination of a  Total and
     Permanent Disability shall be made on evidence that the Participant is either eligible for disability benefits under the Federal Social Security Act or is considered fully disabled under the Duke Power Company Disability Plan (or other long-term disability plan maintained by the Company for the purpose of providing long-term disability benefits) and is receiving long-term disability payments from such plan.

1.61 Trust Fund shall mean all cash, securities, life insurance and/or annuity contracts, real estate, or any other property held by the Trustee pursuant to the terms of the Trust
     Agreement, together with income thereon.

1.62 Trust Agreement shall mean the trust agreement entered into between the Company and the Trustee, as adopted by the Company and as amended from time to time.

1.63 Trustee shall mean the person or persons acting from time to time as the trustee of the Trust in accordance with the Trust Agreement.

1.64 Vesting Service shall mean the number of Plan Years in which an Employee has been credited with one thousand (1,000)
     Hours of Service with the Company or Affiliate.
     Notwithstanding the preceding sentence, the following years shall not be included as years of Vesting Service:

     (a) Any year of employment prior to January 1, 1976, that would have been disregarded because of an Employee's termination of employment under a Plan provision in effect and adopted before January 1, 1976.

     (b)  Any Plan Year before the Plan Year in which the
          Employee reached Attained Age eighteen (18).

     (c)  Any Plan Year preceding a Participant's initial
          Break in Service if such Participant's vested Accrued Benefit before such Break in Service was zero (0) and the Participant incurred five (5) or more consecutive Breaks in Service, the number of which equaled or exceeded the number of his years of Vesting Service prior to such consecutive Breaks in Service.

     Notwithstanding any other provision to the contrary, Vesting Service shall also include service credited to the extent necessary to comply with the Family and Medical Leave Act, the Uniformed Services Employment and Reemployment Rights Act and other applicable law.

                           ARTICLE 2

                         PARTICIPATION


2.1  Grandfathered Participation

Each person who is an Employee and a Participant on December 31, 1996, and who continues as an Employee after that date shall continue as a Participant as of January 1, 1997, without further action on his part.

2.2  Participation upon Employment or Reemployment

An Employee who is not a Participant as of the Effective Date shall become a Participant on his Employment Commencement Date or, if later, the date immediately following the date he reaches Attained Age twenty-one (21). An Employee who was a former Participant shall resume participation in the Plan on his Employment Commencement Date coincident with or following his date of reemployment by the Employer.

2.3  Limitations on Participation

Notwithstanding any provision of the Plan to the contrary, no Employee shall participate in this Plan as long as he is a Leased
Employee or a non-resident alien with no U.S. source income.

2.4  Plan Binding

Upon becoming a Participant, a Participant shall be bound then and thereafter by the terms of the Plan and the Trust Agreement, including all amendments to the Plan and the Trust Agreement made in the manner herein authorized.

                           ARTICLE 3

                      RETIREMENT BENEFITS


3.1  General

Retirement Benefits and Termination Benefits payable under the terms of the Plan shall be subject to the restrictions and limitations of Article 7, and elsewhere in this Plan and shall be paid by the Trustee only by or at the direction of the Retirement Plan Committee. Neither the Employer, the Retirement Plan Committee nor the Trustee shall be under any obligation to pay any Retirement Benefits or Termination Benefits other than from the Trust.

3.2  Normal Retirement

     (a) A Participant whose employment terminates, for any reason other than death or Total and Permanent Disability, on his Normal Retirement Date, shall be entitled to receive a Retirement Benefit. The amount of such Retirement Benefit shall be the Participant's Accrued Benefit, determined in accordance with Section 3.6, as of his Annuity Starting Date coincident with his Normal Retirement Date.

     (b) The Annuity Starting Date of any Participant who is to receive his benefit pursuant to this Section shall be his Normal Retirement Date.

3.3  Early Retirement

     (a) A Participant whose employment terminates at his Early Retirement Date or Grandfathered Early Retirement Date, for any reason other than death or Total and Permanent Disability, shall be entitled to receive a Retirement Benefit. The amount of such Retirement Benefit shall be the Participant's Accrued Benefit as of his Annuity Starting Date coincident with or following his Early Retirement Date or Grandfathered Early Retirement Date.

     (b) The Annuity Starting Date of any Participant who is to receive his benefit pursuant to this Section shall be his Normal Retirement Date. Notwithstanding anything contained herein to the contrary, a Participant who retires at an Early Retirement Date or his Grandfathered Early Retirement Date shall have the right to elect in writing to receive his Retirement Benefit commencing as of his Early Retirement Date, his Grandfathered Early Retirement Date, or the first day of any month thereafter which precedes his Normal Retirement Date.

3.4       Late Retirement

     (a) A Participant who remains employed after his Normal Retirement Date shall be entitled to receive a Retirement Benefit. The amount of such Retirement Benefit shall be the Participant's Accrued Benefit as of his Annuity Starting Date following his Normal Retirement Date.

     (b) The Annuity Starting Date of any Participant who is to receive his benefit pursuant to this Section shall be his Late Retirement Date.

3.5       Disability Distribution

     (a) An Active Participant who becomes Totally and Permanently Disabled shall be entitled to receive a Disability Benefit equal to his Accrued Benefit, as modified by Section 3.7(c). The amount of such Disability Benefit shall be the Participant's Accrued Benefit as of his Annuity Starting Date.

     (b) The Annuity Starting Date of any Participant who is to receive his benefit pursuant to this Section shall be his Disability Distribution Date.

3.6  Cash Balance Account

As of the Effective Date or, if later, the first day after the Effective Date that an Employee becomes an Active Participant, a Cash Balance Account shall be established for the participant. The Cash Balance Account shall have an opening balance as determined under Section 3.7, and shall be credited with Contribution Credits and Interest Credits as provided under Sections 3.8 and 3.9. The Cash Balance Accounts shall be bookkeeping accounts only, and neither the maintenance of, nor the crediting of amounts to, such Accounts shall be treated as an allocation of assets of the Plan to, or a segregation of such assets in, any such Account or as otherwise creating a right in any person to receive specific assets of the Plan.

Notwithstanding the foregoing or any other provision of the Plan, any benefit computed in the manner set forth under this Section is contingent upon the express or implicit approval of the Internal Revenue Service of such benefit as having satisfied the requirements of the Code for Plan Years beginning on or after the Effective Date.

3.7  Opening Balance

The opening balance of a Participant's Cash Balance Account shall be established in accordance with the rules of this Section.

     (a) In the case of a Participant who was not a Participant in the Prior Plan or a predecessor to the Prior Plan, or whose Vesting Service was disregarded under Section 1.62(c), the Participant shall have an opening Cash Balance Account of zero (0).

     (b) In the case of a Participant in the Prior Plan on December 31, 1996, who becomes an Active Participant in this Plan on the Effective Date, the Participant's opening balance shall be determined as follows:

          (1)  For an Employee who has reached Attained
               Age 60 or older and who is eligible for an immediate pension benefit under the Prior Plan, the present value of the immediate benefit for which the Employee is eligible as of the Effective Date. Present value is determined using a 7% interest rate and the blended (50/50) 1983 Group Annuity Mortality Table.

          (2) For an Employee who is not eligible for an immediate pension benefit under the terms of the Prior Plan, or who is eligible for an immediate pension benefit under the Prior Plan, but has not yet reached Attained Age 60, the opening balance identified for the Participant in the Duke Power Company Retirement Cash Balance Plan Schedule of Opening Cash Balance Accounts which is herein incorporated in the Plan by this reference

          (3) For a Participant who has reached Attained Age 70 1/2 or older and who is receiving an immediate unreduced pension benefit under the Prior Plan, the Participant shall have an opening Cash Balance Account of zero (0).

     (c) In the case of a Participant in the Prior Plan on or before December 31, 1996, who terminates employment with the Employer and later becomes an Active Participant in this Plan after the Effective Date, the Participant shall have an opening Cash Balance Account of zero (0).

     (d) In the case of a Participant in the Plan on or after the Effective Date, who terminates employment with the Employer and later becomes an Active Participant in the Plan, the Participant's opening balance following his Reemployment Commencement Date shall be determined as follows:

             (1) For an Employee who is not vested at his Severance from Service Date and is rehired prior to incurring five consecutive Breaks in Service, his Cash Balance Account that was forfeited at his prior Severance from
                                       20

                  Service Date under the rules provided in Section 4.5, will be restored upon rehire with applicable Interest Credits for intervening years.

             (2) For an Employee who was vested in his Accrued Benefit as of his Severance from Service Date but who did not receive a distribution of his Accrued Benefit, such Participant's Cash Balance Account shall equal his Cash Balance Account upon his Reemployment Commencement Date, including applicable Interest Credits.

             (3) For an Employee who was vested in his Accrued Benefit at his Severance from Service Date and who began receiving a distribution of his Accrued Benefit, such Participant's Cash Balance Account shall equal zero (0) upon his Reemployment Commencement Date.

3.8  Contribution Credits

     (a)  Contribution Credits shall be added to an Active
          Participant's Cash Balance Account as of the end of each calendar month in which the Active Participant is an Employee for any part of the month.

     (b) The Contribution Credit for a given month shall equal the sum of (1) and (2) below, determined as follows:

          (1)  The applicable Contribution Credit
               Percentage determined under the table as follows, multiplied by the Active Participant's
               Compensation paid during such month.

                 Points                     Contribution Credit
                                                 Percentage
               Less than 35                          4%
      At least 35, but not more than 49              5%

      At least 50, but not more than 64              6%

                65 or more                           7%

               A Participant's points for any month during a calendar year shall be the sum of (i) the Participant's Attained Age as of January 1 of such year (or as of the most recent January in the case of a Break in Service), expressed in whole years, and days divided by 365, plus (ii) the Participant's Creditable Service as of January 1 of such year, expressed in whole years, and days divided by 365, and the sum shall be truncated to delete less than whole points.

           (2)  4%, multiplied by the Participant's
               Compensation paid during such month that, when combined with Compensation paid during the Plan Year, is Compensation in excess of the Social Security Taxable Wage Base for the Plan Year.

          (c) For purpose of this Section, Contribution Credits for disabled Employees shall be determined as follows:

          (1) An Active Participant who becomes Totally and Permanently Disabled shall be considered an Employee during the period following his Disability Date and preceding his Disability Distribution Date during which he remains Totally and Permanently Disabled. Such a Participant shall be credited with Creditable Service and Compensation during such period of disability. Compensation credited under this Section shall be equal to the Participant's most recent full monthly rate of pay that was paid to him preceding his Disability Date, plus the average monthly overtime and incentive pay (to the extent included in the definition of Compensation) paid to him for the twelve (12) month period preceding his Disability Date. If the Participant recovers from his Total and Permanent Disability and is rehired by the Employer while suffering a Partial Disability, the Participant shall be credited with monthly Compensation during his period of Partial Disability as an Employee, equal to the greater of the Participant's actual Compensation paid during such month or the Compensation credited to him under the Plan while he was considered Totally and Permanently Disabled.

          (2) An Active Participant who becomes Partially Disabled and remains an Employee shall be credited with monthly Compensation during his period of Partial Disability as an Employee, equal to the greater of the Participant's actual Compensation paid during such month or the Participant's most recent full monthly rate of pay that was paid to him preceding his Partial Disability, plus the average monthly overtime and incentive pay (to the extent included in the definition of Compensation) paid to him for the twelve (12) month period preceding his Partial Disability.

3.9  Interest Credits

Interest Credits shall be added to a Participant's Cash Balance
Account as of the end of each calendar month ending prior to the Participant's Annuity Starting Date.

The amount of Interest Credits added to a Participant's Cash Balance Account shall equal the balance of the Participant's Cash Balance Account as of the end of the prior month (after adding Contribution Credits and Interest Credits for the prior month), multiplied by the monthly interest rate for the month. The monthly interest rate for a particular month is equal to one (1) plus the interest factor for the month raised to the one-twelfth (1/12th) power, minus one (1). The interest factor for a particular month shall be the average yield on 30-year Treasury bonds published in the Federal Reserve Statistical Release H.15 for the end of the third full business week prior to the beginning of the calendar quarter preceding the first day of the calendar quarter in which the particular month occurs, but not more than an annual percentage rate of nine percent (9%) and not less than an annual percentage rate of four percent (4%).

3.10 Termination of Cash Balance Account

A Participant's Cash Balance Account shall be terminated as follows:

     (a) If distributions commence under Article 4, the Participant's Cash Balance Account shall be terminated as of the Participant's Annuity Starting Date.

     (b) If a Participant dies prior to the Annuity Starting Date at a time when the Participant was fully vested, the Participant's Cash Balance Account shall cease to exist upon the commencement of the Death Benefit.

     (c) A Participant's Cash Balance Account shall be eliminated if the Participant is deemed to have received a distribution under the third sentence of Section 4.5, the Participant's entire vested Accrued Benefit as of the Participant's Severance from Service Date provided that the Cash Balance Account shall be restored if the Participant has a Reemployment Commencement Date prior to when the Participant incurs five (5) consecutive Breaks in Service. If applicable, the Cash Balance Account shall be restored to the same balance it would have had if it had never been eliminated.

                           ARTICLE 4

                PAYMENT OF RETIREMENT BENEFITS


4.1  Benefit Forms

     (a) The Retirement Benefit and Termination Benefit from the Plan shall be a Life Annuity equal to the Actuarial Value of a Participant's Accrued Benefit commencing on the Participant's Early, Grandfathered Early, Normal, Late or Disability Distribution Date, and continuing for his and/or her lifetime thereafter, if applicable. If the Participant is married on his Annuity Starting Date, his Retirement Benefit shall be payable in the Form of a Qualified Joint and Survivor Annuity, except as provided in Section 4.1(b) and 4.5 below.

     (b) At any time during an applicable election period, a Participant may elect, in a written application provided by the Retirement Plan Committee, and with Spouse consent, if applicable, to receive his Retirement Benefit or Termination Benefit payable after age fifty five (55) in one of the alternative forms listed below, which shall each be the Actuarial Equivalent of his Retirement Benefit or Termination Benefit payable under the Plan. An election period shall mean a period during which a Participant and Spouse are provided a written explanation to the effect of benefit forms payable under the Plan, beginning at least thirty (30) days and no more than ninety (90) days immediately prior to a Participant's Annuity Starting Date begins, and ending on that Participant's Annuity Starting Date. However, a Participant's Annuity Starting Date may begin before the end of such 30 day period, provided the election period is waived by the Participant with the Consent of his Spouse and his Annuity Starting Date begins at least seven (7) days following the date such explanation is provided. Any election under this Section may be revoked and a new election may be made at any time prior to the commencement of benefits. Pre-age fifty five (55) distributions may not be taken in the form of a lump sum payment. Once a Participant's Annuity Starting Date has begun, no further revocation or election (including the designation of an alternate Beneficiary) may be made.

          (1) Life Annuity. A monthly income payable for the Participant's lifetime.

          (2)  Joint and 50% or 100% Survivor Annuity.
               A monthly income payable for the Participant's lifetime and continuing thereafter in an amount equal to either fifty percent (50%) or one hundred percent (100%) of the benefit payable to the Participant, that is payable to a Spouse designated in writing by the Participant. Should the Spouse named by the Participant die prior to the Participant's Annuity Starting Date, the election shall be void and the Participant may elect another form of benefit identified in
               Section 4.1(b).

          (3)  Life or Survivor Annuity with 3 1/2%
               Adjustment. A Life Annuity, or a Joint and 50% or 100% Survivor Annuity (determined in accordance with Sections 4.1(b)(1) or (2)) with payments increasing at three and one-half percent (3 1/2%) each year.

          (4)  15-Year Certain and Continuous Annuity.
               A monthly income payable for the Participant's lifetime with one hundred and eighty (180) payments guaranteed.

          (5)  Lump Sum Payment.  A lump sum payment
               equal to the Participant's Cash Balance Account provided under the Plan and directly rolled over to an eligible retirement plan in accordance with
               Section 4.4.

          (6)  Lump Sum and Annuity Payment.  A
               combination of a Lump Sum Payment with the remainder payable as a Life Annuity or Joint and 50% Survivor Annuity (determined in accordance with Sections 4.1(b)(1) or (2)), except that the amount payable as an annuity may not have an Actuarial Equivalent value of less than thirty five hundred dollars ($3,500).

     (c) If the Participant's Beneficiary is other than his Spouse, the Retirement Benefit or Termination Benefit payable to the Participant shall comply with the provisions of Code Section 401(a)(9), and regulations thereunder, including any incidental benefit requirements, for the benefits payable to the Participant and his beneficiary or survivor.

4.2  Proof of Entitlement

Each Participant entitled to receive benefits under this Article shall complete such forms and furnish such proofs as the Retirement Plan Committee shall require.

4.3  Nonforfeitable Right at Normal Retirement

A Participant who reaches Normal Retirement Age while in the employ of the Company shall have a non-forfeitable right, upon his actual retirement, to receive a Retirement Benefit determined in accordance with Article 3.

4.4  Direct Rollovers

Any Participant, Spouse or alternate payee who is a spouse or former spouse under a qualified domestic relations order entitled to receive an eligible rollover distribution in an amount equal to at least two hundred dollars ($200) from the Plan may elect to have all or some portion of such amount rolled over directly to an eligible retirement plan, in which case such person shall specify to the Employer, in such form and manner as the Plan Administrator may require, the eligible retirement plan to which the eligible rollover distribution is to be rolled over. If the Participant, Spouse or alternate payee makes such an election, the distribution shall be made by the Trustee in the form of a direct rollover to the eligible retirement plan.

For purposes of the preceding paragraph, an eligible rollover distribution is a distribution of all or any portion of the balance to the credit of the Participant, Spouse or alternate payee spouse or former spouse in the Plan, excluding (a) any distribution which is one of a series of substantially equal periodic payments (made not less frequently than annually) made
(i) for the life or life expectancy of the individual or the joint lives or joint life expectancies of the individual and his designated beneficiary; or (ii) for a specified period of ten
(10) years or more; (b) any distribution which is required to be made under Code Section 401(a)(9); and (c) any portion of a distribution that is not includible in the individual's gross income.

An eligible retirement plan is an individual retirement account described in Code Section (408(a), an individual retirement annuity described in Code Section 408(b) (other than an endowment contract), a qualified plan described in Code Section 401(a) that is exempt from tax under Code Section 501(a) or an annuity plan described in Code Section 403(a).

In the event a Participant, Spouse or alternate payee spouse or former spouse does not elect within the time period prescribed by law to have his eligible rollover distribution rolled over directly, he will be deemed to have elected not to make a direct rollover. The individual's distribution will be paid directly to him with Federal income tax withheld from such eligible rollover distribution at the rate of at least twenty percent (20%) pursuant to Code Section 3405(c), provided that nothing in this Section shall give rise to a right to a lump sum distribution that is not otherwise provided in the Plan.

4.5  Lump Sum Distributions less than $3,500

If the vested Accrued Benefit or lump sum value of the Death Benefit with respect to a Participant or Beneficiary is less than or equal to three thousand five hundred dollars ($3,500), the Plan Administrator shall direct that the vested Accrued Benefit or Death Benefit as calculated at the Participant's Severance from Service Date be paid as soon as reasonably possible in a lump sum to such terminated Participant or his Beneficiary. Such benefit shall be considered to fully satisfy the Plan's obligation to such former Participant and no other benefits of any type shall be payable under the Plan. If the Participant terminates without being vested in his Accrued Benefit, he shall be deemed to have received a distribution pursuant to this Section as of the date of his Severance from Service Date. If a Participant receives or is deemed to have received a distribution pursuant to this Section, the portion of his Accrued Benefit that is not vested shall be forfeited as of the date he receives or is deemed to have received the distribution.

4.6  Reemployment of a Retired Participant

Payment of a Retirement Benefit shall be suspended for a calendar month during which a reemployed Participant has at least eighty-five (85) Hours of Service with an Employer commencing after the second such month in a period of reemployment. The suspension may be effected by deduction from future benefit payments, except that no more than twenty-five percent (25%) of any benefit may be so reduced, in accordance with the requirements described in Department of Labor Regulations Section 2530.203-3(c)(1). The reemployed Participant shall be personally notified in the first calendar month during which such suspension is effected of the basis for the suspension, including the method of deduction, if any, from future Retirement Benefit payments.

                           ARTICLE 5

            BENEFITS UPON TERMINATION OF EMPLOYMENT


5.1  Deferred Vested Benefit

     (a) If a Participant's employment with an Employer terminates for reasons other than the Participant's death, Total and Permanent Disability, or Retirement (including Early, Grandfathered Early, Normal, or Late and Disability Distribution), either voluntarily or involuntarily, such Participant shall cease to be an Active Participant in the Plan. Subject to the limitations and restrictions in this Plan, if the Participant has been credited with Creditable Service under the Plan, he shall be entitled at Normal Retirement Date to receive a Termination Benefit equal to his Accrued Benefit as of his Annuity Starting Date in accordance with the following vesting schedule:

                    Years of Vesting Service           Vested %
                         less than 5                       0%
                         5 or more                        100%

     (b) In lieu of the Termination Benefit payable at Normal Retirement Date provided above, a terminated Participant who reaches his Early Retirement Date or Grandfathered Early Retirement Date may elect the immediate commencement of benefits. Commencing on the first day of the month coincident with or otherwise immediately following such election, the Participant shall be entitled to a Termination Benefit which shall be equal to his Accrued Benefit calculated as of the date payment of the Termination Benefit begins.

     (c) Subject to Spouse consent, if applicable, a terminated Participant may elect before his Annuity Starting Date to receive his Termination Benefit in an alternative form provided in Section 3.1. However, if the Participant dies prior to the commencement of his Termination Benefit, his Spouse will be entitled to the Death Benefit provided under Section 6.1 of the Plan.

                            ARTICLE 6

                       BENEFITS UPON DEATH


6.1  Death Benefit for Married Participants

     (a) The Death Benefit described herein shall only be payable with respect to a Participant who dies after August 22, 1984, and either (i) completed at least one
          (1) Hour of Service with the Employer after August 22, 1984, or (ii) separated from service with at least ten
          (10) years of Vesting Service and completed at least one (1) Hour of Service with the Employer in a Plan Year beginning on or after January 1, 1976.

     (b) If an Active Participant, Disabled Participant, or a former Participant (including a terminated Participant or retired Participant whose benefit is being deferred) should die prior to commencement of benefits and be survived by a Spouse to whom he was married on his date of death, such Spouse shall be entitled to a Death Benefit as hereinafter provided. Such Death Benefit shall be a monthly income, payable for the life of the Spouse, that is equal to the Actuarial Value of the Participant's Accrued Benefit as of the Annuity Starting Date. In no event will the Death Benefit be less than the benefit that would have been payable to such Spouse if the Participant had retired or terminated pursuant to the appropriate Section of the Plan on his date of death and elected to receive his Retirement Benefit or Termination Benefit in the form of a Joint and 50% Survivor Annuity under
          Section 4.1(b)(2).

     (c) The Death Benefit shall commence as soon as practicable following the Participant's death, unless the Spouse elects later commencement. A Spouse may elect to postpone payment of the Death Benefit but not beyond the date the Participant would have reached Attained Age seventy and one-half (70-1/2).

     (d) The Death Benefit shall be payable in the form as provided in Section 6.1(b). However, the Spouse may elect to receive the Death Benefit in an alternative form provided in Section 4.1(b)(5), but without regard to the limitation for the commencement of benefits before a Participant reached Attained Age fifty-five
          (55).

6.2  Death Benefit for Participants Who Are Not Married

If an Active Participant, Disabled Participant, or a former Participant (including a terminated Participant or retired Participant whose benefit is being deferred) should die and the Participant is not married as of his date of death, a Death
Benefit will be payable on his behalf, to his designated Beneficiary equal to the Participant's Accrued Benefit as of his death. Such Death Benefit shall be distributed in the form of a lump sum payment to the Participant's designated Beneficiary as soon as practicable following the Participant's death. If the Participant has not designated a Beneficiary, or if his Beneficiary has predeceased him, the Death Benefit shall be payable to the Participant's estate.

6.3  Death of  a Retired Participant

When a Participant who is receiving Retirement Benefits or Termination Benefits hereunder shall die, his Beneficiary (or Spouse, if applicable) shall be entitled to any benefits due under the form of payment elected by the Participant. Should all periods of payments be exhausted at the death of the Participant, no additional Death Benefit shall be payable.

                           ARTICLE 7

           RESTRICTIONS ON BENEFITS AND DISTRIBUTION


7.1  Benefit Commencement Limitations

Unless the Participant otherwise elects, any payment of benefits to the Participant shall commence not later than sixty (60) days after the close of the Plan Year in which occurs the latest of:

          (a)  the Participant's reaching Attained Age sixty-five
               (65); and

          (b)  termination of service of the Participant.

7.2  Minimum Distribution Rules

Effective January 1, 1997, the Accrued Benefit of any Participants who was a five percent (5%) owner at any time after reaching Attained Age sixty-five and one-half (65-1/2) must commence to be distributed no later than the April 1 following the calendar year in which such individual reaches Attained Age seventy and one-half (70-1/2). If the Participant was not a five percent (5%) owner in any Plan Year after reaching Attaining Age sixty-five and one-half (65-1/2) and had attained age seventy and one-half (70-1/2), distributions must commence no later than the April 1 following the calendar year in which the later of his Severance from Service Date or reaching age seventy and one-half (70-1/2) occurs, or until the individual becomes a five percent (5%) owner. If a Participant does not elect a form of payment, a minimum distribution shall be made on his behalf. If the Participant is not married, the minimum distribution shall be made in the form of a Life Annuity, determined in accordance with
Section 4.1(b)(1). If the Participant is married, the minimum distribution shall be made in the form of a Joint and 50% Survivor Annuity, determined in accordance with Section 4.1(b)(2).

If a Participant is required to commence benefits pursuant to this Section while remaining employed by the Employer, he shall continue to accrue benefits under the Plan. The monthly benefit due a Participant pursuant to this Section shall be recalculated annually, as provided in Code Section 401(a)(9) and the regulations thereunder. Upon his actual retirement, his Retirement Benefit shall be reduced by the Actuarial Value of the Retirement Benefit he received prior to his retirement; provided, however, that the reduction shall not result in a Retirement Benefit, payable under the basic form, of less than the amount he received prior to his retirement.

Minimum distributions shall not be made to any other Participants who become age seventy and one-half (70-1/2) after the Effective Date and remain Employees, except to the extent required in accordance with Section 411(d) of the Code and other applicable law or regulations.

7.3  Required Distribution Periods

Notwithstanding the forms of payment provided in Article 4, distributions of benefits may only be made over one of the following periods (or a combination thereof):

     (a)  the life of the Participant;

     (b)  the life of the Participant and a designated
          Beneficiary;

     (c) a period certain not extending beyond the life expectancy of the Participant; or

     (d) a period certain not extending beyond the joint and last survivor life expectancy of the Participant and a designated Beneficiary.

Upon the death of the Participant, the following distribution provisions shall take effect:

     (e) If the Participant dies after distribution of his interest has commenced, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution in effect prior to the Participant's death.

     (f) If the Participant dies before distribution of his interest commences, the Participant's entire interest will be distributed no later than five (5) years after the Participant's death except to the extent that an election is made to receive distributions in accordance with (1) or (2) below:

          (1)  If any portion of the Participant's
               interest is payable to a designated Beneficiary, distributions may be made in substantially equal installments over the life or life expectancy of the designated beneficiary commencing no later than one (1) year after the Participant's death.

          (2)  If the designated Beneficiary is the
               Participant's surviving Spouse, the date distributions are required to begin in accordance with (1) above shall not be earlier than the date on which the Participant would have reached Attained Age seventy and one-half (70-1/2), and, if the Spouse dies before payments begin, subsequent distributions shall be made as if the Spouse had been the Participant.

     (g) If the Participant's entire interest is to be distributed in other than a lump sum, the amount to be distributed each year must be at least an amount equal to the quotient obtained by dividing the Participant's entire interest by the Participant's life expectancy or the joint and last survivor life expectancy of the Participant and the designated beneficiary. Life expectancies are computed by the use of the return multiples contained in Section 1.72-9 of the Treasury Regulations. For purposes of this calculation, a Participant's life expectancy or a spouse's life expectancy may be recalculated no more frequently than annually; however, the life expectancy of a non-spouse beneficiary may not be recalculated. If the form of payment includes a life contingency, life expectancy may not be recalculated.

7.4  Limitation on Annual Benefits

The total annual benefit (as defined hereinafter) of any Participant shall not, at any time during any Limitation Year, exceed the limitations set forth in this Section and its Sections.

  (h) For purposes of this Section, the term "annual benefit" means a benefit payable in the form of a straight life annuity with no ancillary benefits, under a plan to which employees do not contribute and under which no rollover contributions (as defined in Sections 402(a)(5), 403(a)(4) and 408(d)(3) of the Code) are
        made.

  (i) The total annual benefit shall not exceed the lesser of

          (1) ninety thousand dollars ($90,000) or the specific amount, determined by the Commissioner of Internal Revenue as of January 1 of each calendar year, to apply to the Limitation Year ending with or within that calendar year, or

          (2)  one hundred percent (100%) of the
               Participant's average compensation for his/her high three (3) years (as defined in Section (e) of this Section).

 (j) When retirement benefits under this Plan are payable in any form other than the form described in Section (a) of this Section or if the Participants contribute to the Plan or make rollover contributions, the determination as to whether the limitation described in this Section has been satisfied shall be made, in accordance with regulations prescribed by the Secretary of the Treasury or his/her delegate, by adjusting such benefit so that it is equivalent to the benefit described in Section (a) of this Section, provided that the interest rate used to determine such equivalence shall be not be less than five percent (5%).

         For purposes of this Section, any ancillary benefit which is not directly related to retirement income benefits shall not be taken into account; and that portion of any joint and survivor annuity which constitutes a qualified joint and survivor annuity (as defined in Section 417(b) of the Internal Revenue Code) shall not be taken into account.

(k) If the retirement income benefit under this Plan begins before the Social Security normal retirement age, the determination as to whether the dollar limitation set forth in clause (1) of Section (b) of this Section has been satisfied shall be made, in accordance with regulations prescribed by the Secretary of the Treasury or his/her delegate, by reducing the dollar limitation so that such limitation (as so reduced) equals an annual benefit (beginning when such retirement income benefit begins) which is equivalent to a ninety thousand dollar ($90,000) annual benefit beginning at Social Security normal retirement age. The reductions required by this paragraph for determining equivalent maximum benefits which commence between age sixty-two (62) and the Social Security normal retirement age under the Social Security Act shall be consistent with the reductions provided by the Social Security Act for benefits commencing during that period. The factors used to determine the equivalent maximum benefit for benefits that commence prior to age sixty-two (62) shall be the reductions provided by the Social Security Act, but in no event less than five percent (5%).

  (l) For purposes of this Section, a Participant's high three (3) years shall be the period of consecutive calendar years (not more than three (3)) during which the Participant both was an active Participant in the Plan and had the greatest aggregate compensation from the Company. In the case of a Participant who is an "employee" within the meaning of Section 401(c)(1) of the Code, the preceding sentence shall be applied by substituting "the Participant's earned income (within the meaning of Section 401(c)(2) of the Code but determined without regard to any exclusion under Section 911 of the Code)," for "compensation from the Company."

        Compensation, for purposes of this Section, shall mean the Participant's earned income, wages, salaries, fees for professional services actually rendered in the course of employment with the Employer (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses.) For purposes of this Section, compensation shall not include:

          (1)  Employer contributions to a plan of
               deferred compensation to the extent the
               contributions are not included in the gross income of the Participant for the taxable year in which contributed, on behalf of a Participant to a simplified employee pension plan to the extent such contributions are deductible by the Participant, and any distributions from a plan of deferred compensation, regardless of whether such amounts are includible in the gross income of the Participant;

          (2)  Amounts realized from the exercise of a
               non-qualified stock option, or when restricted stock (or property) held by a Participant either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

          (3) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

          (4)  Other amounts that receive special tax
               benefits, such as premiums for group term life insurance (but only to the extent that the premiums are not includible in the gross income of the Participant), or contributions made by the Employer (whether or not under a salary reduction agreement) toward the purchase of any annuity contract described in Code Section 403(b) (whether or not the contributions are excludable from the gross income of the Participant).

  (m) Notwithstanding the preceding provisions of this Section, the benefits payable with respect to a Participant under this Plan shall be deemed not to exceed the limitations of this Section if:

          (1)  the retirement benefits payable with
               respect to such Participant under this Plan and under all other Defined Benefit Plans to which the Company contributes do not exceed ten thousand dollars ($10,000) for the applicable Limitation Year and for any prior Limitation Year; and

          (2)  the Company has not at any time
               maintained a Defined Contribution Plan in which the Participant participated.

  (n) In the case of a Participant who has fewer than ten (10) years of participation in the Plan, the limitation referred to in clause (1) of Section (b) of this Section shall be multiplied by a fraction, the numerator of which is the number of years (or part thereof) of participation in the Plan and the denominator of which is ten (10).

        In the case of a Participant who has fewer than ten
        (10) years of employment with the Company, the limitation referred to in clause (2) of Section (b) of this Section (or in Section (f) of this Section, if applicable) shall be multiplied by a fraction, the numerator of which is the number of years (or parts thereof) of employment with the Company and the denominator of which is ten (10).

        In no event shall this Section reduce the limitation referred to in Section (b) of this Section (or in Section (f) of this Section, if applicable) to an amount less than one-tenth (1/10) of such limitation
        (determined without regard to this Section).

        To the extent provided in regulations under the Code, this Section shall be applied separately with respect to each change in the benefit structure of the Plan.

  (o) In the case of a Participant who is separated from service with the Company, the one hundred percent (100%) limitation in clause (2) of Section (b) of this Section shall be automatically adjusted to reflect any regulations issued by the Secretary of the Treasury pursuant to Section 415(d) of the Code, concerning cost-of-living adjustments.

 (p) If the Retirement Benefit under this Plan begins after the Social Security normal retirement age, the determination as to whether the dollar limitation set forth in clause (1) of Section (b) of this Section has been satisfied shall be made, in accordance with regulations prescribed by the Secretary of the Treasury, by increasing the dollar limitation so that such limitation (as so increased) equals an annual benefit (beginning when such retirement income benefit begins) which is equivalent to a ninety thousand dollar ($90,000) annual benefit beginning at the Social Security normal retirement age.

  (q) If the current accrued benefit of a Participant on October 31, 1987, exceeds the limitation referred to in Section (b) of this Section as modified by the applicable provisions of the other Sections of this Section, then, with respect to such Participant, the limitation described in clause (1) of Section (b) of this Section shall be equal to such current accrued benefit.

        For purposes of this Section, "current accrued benefit" means a Participant's Accrued Benefit determined as if the Participant had separated from service with the Company as of October 31, 1987, expressed as an annual benefit within the meaning of Code Section 415(b)(2). In determining the amount of a Participant's current accrued benefit, (1) any change in the terms and conditions of the Plan after May 5, 1986, and (2) any cost of living adjustment occurring after May 5, 1986, shall be disregarded.

  (r)   This Section is effective as of November 1, 1987.

7.5  Combined Benefit Limitations

If a Participant is a participant in one or more Defined Benefit Plans and one or more Defined Contribution Plans maintained by the Company, the sum of his/her defined benefit plan fraction and his/her defined contribution plan fraction shall not exceed unity (1.0) during any Limitation Year.

If the sum of the defined benefit plan fraction and the defined contribution plan fraction would exceed unity (1.0) for any Limitation Year, the Company shall adjust the rate of benefit accrual for purposes of a Defined Benefit Plan on behalf of the Participant so that the sum of such fractions shall not exceed unity (1.0).

For purposes of determining maximum annual additions to Defined Contribution Plans and maximum annual benefits payable from Defined Benefit Plans, all Defined Contribution Plans and all Defined Benefit Plans, whether or not terminated, shall be combined and treated as one plan.

  (a) The term "defined benefit plan fraction" shall mean a fraction the numerator of which is the Participant's projected annual benefit (as defined in the said Defined Benefit Plan) determined as of the close of the Limitation Year, and the denominator of which is the lesser of:

          (1)  the product of one and twenty-five
               hundredths (1.25) multiplied by the dollar limitation described in clause (i) of Section 0 for such Limitation Year; or

          (2) the product of one and four-tenths (1.4) multiplied by the amount, described in clause (ii) of Section 0, which may be taken into account with respect to each individual under the Plan for such Limitation Year.

  (b) The term "defined contribution plan fraction" shall mean a fraction the numerator of which is the sum of all of the annual additions to the Participant's individual account under the Defined Contribution Plan as of the close of the Limitation Year and the denominator of which is the sum of the lesser of the following amounts determined for such Limitation Year and for each prior Limitation Year of employment with the Company:

          (1)  the product of one and twenty-five
               hundredths (1.25) multiplied by the dollar limitation in effect in Code Section 415(c)(1)(A) for such Limitation Year; and

          (2) the product of one and four-tenths (1.4) multiplied by the amount which may be taken into account pursuant to Code Section 415(c)(1)(B) with respect to each individual under the Defined Contribution Plan for such Limitation Year. If the Plan satisfied the applicable requirements of
               Section 415 of the Code as in effect for all Limitation Years prior to November 1, 1987, the numerator of the defined contribution plan fraction shall be adjusted by permanently subtracting therefrom an amount equal to the product of the amount by which the sum of the defined benefit plan fraction and the defined contribution plan fraction exceeds one (1), times the denominator of the defined contribution plan fraction as of October 31, 1987.

  (c) The limitation on aggregate benefits from a Defined Benefit Plan and a Defined Contribution Plan which is contained in Section 2004 of ERISA as amended shall be complied with by a reduction (if necessary) in the Participant's benefits under this Defined Benefit Plan before a reduction in benefits in the Defined Contribution Plan.

  (d)   This Section is effective for the period January
        1, 1987 through December 31, 1999, unless otherwise required under applicable law.

7.6  Corrective Adjustments

In the event that corrective adjustments are required pursuant to
Section 7.4 or Section 7.5, the Participant's annual benefit shall be reduced by an amount, determined by the Actuary, adequate to ensure compliance with Section 7.4 and Section 7.5.

7.7  Benefit Offset

If any Participant is or becomes, or upon proper application would become, entitled to a pension or other benefits under any other "qualified" defined benefit pension plan of which the Employer has borne, or is required to bear, any part of the cost, the Retirement Benefit payable to such Participant under the provisions of this Plan shall be reduced to reflect the value of such other plan to the extent that credit is granted under both plans for the same period of service. The term "other 'qualified' defined benefit pension plan" shall not include any plan or program under which benefits are provided wholly or in part by public funds, state or Federal.

7.8  Top-25 Highest Paid Limitation

In any year, the payment of Retirement Benefits or Termination Benefits to or on behalf of any Participant who is a Restricted Participant (as hereinafter defined) shall not exceed the amount that would be payable as a single life annuity that is the Actuarial Equivalent of the Participant's Accrued Benefit and his other benefits (loans in excess of the amounts set forth in Code
Section 72(p)(2)(A), any periodic income, any withdrawal values payable to a living employee, and any death benefit not provided through insurance on the Participant's life) under the Plan. A Restricted Participant is any Highly Compensated Employee or former Highly Compensated Employee; provided, however, that such a Highly Compensated Employee or former Highly Compensated Employee shall not be a Restricted Participant in the current year if the Highly Compensated Employee or former Highly Compensated Employee is not one of the twenty-five (25) non-excludable employees and former employees of the Company or Affiliate with the largest compensation in the current or any prior year.

The restrictions set forth in the preceding paragraph shall not apply if (i) after taking into account payment to or on behalf of the Restricted Participant of all benefits payable to or on behalf of that Restricted Participant, the value of Plan assets equals or exceeds one hundred and ten percent (110%) of the value of current Plan liabilities as defined in Code Section 412(l)(7),
(ii) the value of the benefits payable to or on behalf of the Restricted Participant is less than one percent (1%) of the Plan's current liabilities as defined in Code Section 412(l)(7) before distribution, or (iii) the value of the benefits payable to or on behalf of the Restricted Participant does not exceed the amount described in Code Section 411(a)(11)(A).

7.9  Qualified Domestic Relations Orders

Notwithstanding any other provision to the contrary in this Plan, the Accrued Benefit of a Participant shall be distributed as soon as reasonably possible to an alternate payee at the time and in the manner specified in a Qualified Domestic Relations Order (as defined in Code Section 414(p)) to the extent that such distribution is permitted under the Plan, the Code, ERISA and other applicable law. No distribution shall be paid to an alternate payee in a form of payment or at a time not otherwise available to a Participant under the Plan.

                           ARTICLE 8

           SPECIAL PROVISIONS APPLICABLE TO MERGERS,
               ACQUISITIONS, AND RELATED EMPLOYERS


8.1  Prior Service as an Employee of Vectra Technologies, Inc.

     In the case of an Employee who was employed by Vectra
     Technologies, Inc. immediately prior to the date on which he becomes an Employee, the Retirement Benefit under this Plan shall be equal to the greater of:

     (a) the Participant's Accrued Benefit under this Plan, determined using an opening Cash Balance Account calculated as of the Effective Date in accordance with
          Section 3.8, and Vesting Service and Creditable Service in accordance with the terms of this Plan for the period of service while an Employee, or

     (b) the Actuarial Value of the Participant's 1996 Plan Benefit, plus Contribution Credits and Interest Credits determined in accordance with Section 8.1(a) above. In this case, such Participant shall be credited with Vesting Service for his employment with Vectra Technologies, Inc., in addition to his service as an Employee.

8.2  Prior Service as an Employee of DE&S Northwest, Inc. or
     Intera, Inc.

     In the case of an Employee who is employed by DE&S Northwest, Inc. or was employed by Intera, Inc. immediately prior to the date on which he becomes an Employee, the Retirement Benefit under this Plan shall be equal to the Participant's Accrued Benefit under this Plan, determined using an opening Cash Balance Account calculated as of the Effective Date in accordance with Section 3.8, and Vesting Service and Creditable Service in accordance with the terms of this Plan for his service as an Employee, plus any continuous employment service with DE&S Northwest, Inc. (including prior service with Westinghouse Hanford, Inc.) or Intera, Inc.

                           ARTICLE 9

                        MEDICAL BENEFITS


9.1  Medical Benefits for Retired Employees

Sickness, accident, hospitalization and medical expenses for certain retired employees and their eligible dependents shall be provided under this Plan in accordance with Code Section 401(h). Unless otherwise provided, the other provisions of this Plan shall not apply to Medical Benefits under this Article.

9.2  Eligible Individuals

Medical Benefits, as defined in Section 9.3, shall be provided only to the following eligible individuals:

  (a) An Employee who terminated employment on or after January 1, 1992 following his Normal, Early or
        Disability Distribution Date and is eligible for coverage under the Duke Power Company Retiree Medical
        Plan,

  (b) An Employee who terminated employment before January 1, 1992 following his Normal, Early or
        Disability Distribution Date and is eligible for coverage under the Duke Power Company Retiree Medical
        Plan as of  January 1, 1999, and

  (c) A Spouse or other dependent of an individual who meets the conditions described in (a) or (b) above, who also meets the eligibility requirements for receiving medical benefits under the Duke Power Company Retiree
        Medical Plan.

Notwithstanding the preceding terms of this paragraph, Medical
Benefits shall not be payable under this Plan for any Key
Employee as defined in Section 416 of the Code.

 This Article defines the extent to which medical benefits will be funded under the 401(h) provision of the Plan. The level of medical benefits provided shall be determined in accordance with the Duke Power Company Retiree Medical Plan.

9.3  Medical Benefits

Medical Benefits shall mean any medical expense properly reimbursable as retiree medical benefits under the Duke Power Company Retiree Medical Plan, as in effect on January 1, 1997, whether insured or self-funded, and maintained or sponsored by the Company to provide medical coverage to former employees, their Spouses and dependents.

9.4  Separate Account

A separate account shall be maintained for record-keeping purposes for contributions made to fund the Medical Benefits, which shall hereinafter be referred to as the "Medical Account." The funds deposited in the Medical Account need not be separately invested; however, if funds in the Medical Account are not separately invested, any earnings on such funds shall be allocated to the funds in the Medical Account on a reasonable and consistent basis.

9.5  Contributions

Amounts contributed by the Employer to fund the Medical Account shall be both reasonable and ascertainable, and such contributions shall be conditioned on their deductibility under the Code. The Employer shall designate the portion of each contribution to the Plan that is allocable to the Medical Account. In no event shall aggregate contributions to the Medical Account, when added to actual contributions, if any, for life insurance protection under the Plan, exceed twenty-five percent (25%) of the total actual contributions to the Plan (other than contributions to fund past service credits) after the date on which the Medical Account is established. For purposes of this Section, life insurance protection includes any benefit paid under the Plan on behalf of a Participant as a result of the death of the Participant to the extent such payment exceeds the amount of the reserve to provide retirement benefits for the Participant existing at his death. No contributions to the Medical Account shall be accepted from Employees or retired Participants.

9.6  Payment of Benefits

An amount shall be paid for any year from the Medical Account to Duke Power Company equal to the actual cost of coverage (including administrative cost) under the Duke Power Company Retiree Medical Plan, for those eligible individuals described in
Section 9.2. In the event that the cost of coverage for any year exceeds the value of the assets in the Medical Account, the amount required to be paid from the Medical Account shall be the value of the assets in the Medical Account to the extent such value exceeds a de minimis amount. For this purpose, a de minimis amount shall be deemed to be twenty-five thousand dollars ($25,000) or less. In no event shall the Employer be required to make additional contributions to the Medical Account because the cost of coverage for a year exceeds the value of the assets in the Medical Account.

9.7  Discrimination

No benefit from the Medical Account shall be paid in a manner that discriminates in favor of highly compensated employees as defined in Section 414(q) of the Code.

9.8  Impossibility of Diversion

No amount contributed to the Medical Account and no income thereon may be used for or diverted to any purpose other than providing Medical Benefits under the Plan, unless all liabilities of the Employer under the Duke Power Company Retiree Medical Plan or any successor welfare benefit plan have been satisfied. Amounts that are contributed to the Medical Account, and any earnings thereon, may be returned to the Employer upon the satisfaction of all liabilities under the Duke Power Company Retiree Medical Plan or any successor welfare benefit plan. If Federal law is amended after the Effective Date of the Plan, to provide for governmental provision of post-retirement medical expenses, mandatory payment or reimbursement by employers, or other sources of post-retirement medical expenses in a manner that substantially provides for the post-retirement medical expenses of eligible individuals described in Section 9.2, the preceding provisions of this Section 9.8 shall cease to apply to the extent that payment of Medical Benefits would duplicate payment of medical expenses provided for by such amendment to the law.

9.9  Forfeitures

To the extent, if any, that individual contributions are accepted, in the event an individual's interest in the Medical
Account is forfeited prior to termination of the Medical Account, an amount equal to the forfeiture shall be applied as soon as possible to reduce Employer Contributions.

9.10 Right To Terminate Benefits

The Employer reserves the right, in its sole and absolute discretion, to amend or terminate the Medical Benefits provided hereunder or under the Duke Power Company Retiree Medical Plan at any time, subject to the requirements of Section 9.8.

                           ARTICLE 10

                      PLAN ADMINISTRATION


10.1 Plan Administrator

The Company shall be the Plan Administrator for purposes of ERISA and for purposes of satisfying any requirement now or hereafter imposed through Federal or state legislation to report and disclose to any Federal or state department or agency, or to any Participant, Spouse or Beneficiary, any information respecting the establishment or maintenance of this Plan.

10.2 Appointment

The Company may appoint a Retirement Plan Committee which shall perform the duties as Plan Administrator. Any individual, including but not limited to Employees and Participants, may be appointed to the Retirement Plan Committee serving on behalf of the Company as Plan Administrator.

10.3 Term and Compensation

The Plan Administrator or the Retirement Plan Committee members performing the duties of the Plan Administrator shall serve on the Retirement Plan Committee until their resignation or dismissal by the Company. Vacancies shall be filled in the same manner as the original appointments. Members shall serve as such without compensation.

10.4 Claims Review

The Plan Administrator shall interpret this Plan and shall make all determinations with regard to the administration and application of this Plan. All such determinations shall be final, conclusive and binding except to the extent that they are appealed with regard to benefit claims under the following procedure. In the event that the claim of any person to all or any part of any payment or benefit under this Plan shall be denied, the Plan Administrator shall provide to the claimant, within sixty (60) days after receipt of such claim, a written notice setting forth, in a manner calculated to be understood by the claimant:

  (a)   the specific reason or reasons for the denial;

  (b) specific references to the pertinent Plan provision or provisions on which the denial is based;

  (c) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation as to why such material or information is necessary; and

  (d)   an explanation of the Plan's claim procedure.

Within sixty (60) days after receipt of the material described above, the claimant shall have a reasonable opportunity to appeal the claim denial to the Plan Administrator for a full and fair review. The claimant or his duly authorized representative may request a review upon written notice to the Plan Administrator; review pertinent documents; and submit issues and comments in writing.

Within twenty (20) days of receiving a request for review, the Plan Administrator shall notify the claimant of a date for a hearing, which shall be within thirty (30) days of receiving such request. Following such hearing, regardless of whether the claimant or his representative elects to be present or to make an oral or written presentation at such hearing, and not later than sixty (60) days after receipt of a request for review, a decision by the Plan Administrator shall be made unless special circumstances require an extension of time for processing, in which event a decision shall be rendered as soon as possible, but in no event later than one hundred twenty (120) days after such receipt.

The Plan Administrator's decision on review shall be written and shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, with specific references to the pertinent Plan provision or provisions on which the decision is based.

10.5 Plan Administrator Actions

Except as otherwise specifically provided in the Plan, every decision and action of the Plan Administrator shall be by a majority vote of the Retirement Plan Committee taken at a meeting, or without a formal meeting by the written consent of a majority of the members of the Retirement Plan Committee then in office. The Plan Administrator shall select a Secretary and any other officers deemed necessary who shall be authorized to bind the Retirement Plan Committee members by their signatures, and shall adopt rules governing its procedures consistent with the terms of this Plan. The Plan Administrator shall keep a permanent record of its meeting and actions.

10.6 Benefit Payment Directions

The Plan Administrator shall direct the Trustee or shall cause the Trustee to be directed in writing to make benefit payments from the Trust to Participants, Spouses or Beneficiaries who qualify for such payments under the Plan. Such written order to the Trustee shall specify the name of each such recipient, his address, his Social Security number, and the amount and frequency of such payments.

10.7 Nondiscrimination

The Plan Administrator shall act and shall direct the Trustee to act or cause such action with respect to any Plan benefits or any other matter under the powers of the Plan Administrator under this Plan in a uniform and nondiscriminatory manner toward all Participants and Employees under substantially similar sets of facts and shall not permit discrimination in favor of any officers, owners or Highly Compensated Employees of the Employer.

10.8 Agents

The Plan Administrator may employ such counsel (who may be counsel for the Employer), consultants, accountants, and other agents as it shall deem advisable. All costs and expenses of the Plan Administrator and the fees of legal counsel, consultants, accountants, and other agents shall be paid by the Employer, or the Employer shall cause such costs and expenses to by paid by the Trustee out of the Trust Fund.

10.9 Records and Reports

The Plan Administrator shall keep all records relating to Participants (including former Participants) and obtain annual reports from the Trustee and any Investment Manager and collect from the Trustee and any such Investment Manager and other sources any such records as are necessary for proper operation of the Plan. The Plan Administrator shall make an annual report of the assets and liabilities of the Plan and a brief description of the Plan's operation for the immediately preceding Plan Year to the Employer and shall make such report and any other such records available to the Employer, or any Participant, Spouse or Beneficiary for examination during business hours except that a Participant, Spouse or Beneficiary shall examine only such records as pertain exclusively to the examining Participant, Spouse or Beneficiary and the Plan and Trust Agreement as currently in effect or hereafter amended.

10.10   Indemnification

The Employer shall indemnify and hold harmless the Plan Administrator, any member thereof and any Employee who may act on behalf of the Employer in the administration of this Plan from and against any liability, loss, cost or expense (including reasonable attorneys' fees) incurred by it at any time as a result of or in connection with any claims, demands, actions or causes of action of any Participants, any person claiming through or under any of them, or any other person, party or authority claiming to have an interest in this Plan or Trust or standing to act for any persons or groups having an interest in this Plan or Trust, for or on account of, any of the acts or omissions

(or alleged acts or omissions) of any member of the Plan Administrator or any such employee, except to the extent resulting from such person's willful misconduct.

10.11   Funding Policy

The Plan Administrator shall be responsible for establishing a policy to carry out the objectives of the Plan and a method to determine the liquidity and investments needed under that policy. At least annually, the Plan Administrator shall communicate information concerning the short- and long-term liquidity and investment needs of the Plan to the Trustee and any Investment Managers, so that the investment policy for the Trust Fund can be appropriately coordinated with Plan needs. In investing and reinvesting the Trust, the Trustee and any Investment Managers shall have due regard for the funding policy and method of the Plan as communicated to it by the Plan Administrator, but the Trustee and every Investment Manager each shall be fully responsible for the selection and retention or disposition of the investments or reinvestments of the assets of the Trust in its possession to fulfill such funding policy and method.

10.12   Powers and Duties of the Plan Administrator

The Plan Administrator shall supervise the administration and enforcement of the Plan according to the terms and provisions of this Plan and shall have all powers necessary to accomplish these purposes, including, without limitation and in addition to any other powers described in this Article, the right, power, authority and duty:

   (a) to make rules, regulations and bylaws for the administration of the Plan which are not inconsistent with the terms and provisions of this Plan, provided such rules, regulations and bylaws are evidenced in writing and copies thereof are delivered to the Trustee and to the Employer;

   (b) to construe all terms, provisions, conditions and limitations of the Plan (in all cases, the construction necessary for the Plan to qualify under the applicable provisions of the Code shall control);

   (c) to correct any defect or supply any omission or reconcile any inconsistency that may appear in the Plan, in such manner and to such extent as it shall deem expedient to carry the Plan into effect for the greatest benefit of all interested parties;

   (d)  to determine all questions relating to
        eligibility;

   (e) to determine the amount, manner and time of payment of any Plan benefits and to prescribe procedures to be followed by distributees in obtaining benefits;

  (f) to prepare, file and distribute, in such manner as the Plan Administrator determines to be appropriate, such information and material as is required by the reporting and disclosure requirements of ERISA;

  (g) to make a determination as to the right of any person to a benefit under the Plan;

  (h) to receive and review reports from the Trustee and any Investment Manager as to the financial condition of the Trust, including its receipts and disbursements; and

  (i) to delegate, in its sole discretion, any of its powers or duties to subcommittees, task forces or study groups at such times and in such manner as it shall deem expedient to administer and enforce the Plan in a uniform and nondiscriminatory manner for the benefit of all interested parties.

10.13   Employer to Supply Information

The Employer shall supply full and timely information to the Plan Administrator relating to the Compensation of all Participants, their ages, their retirement, death or other cause for termination of employment and such other pertinent facts as the Plan Administrator may require. The Employer also shall supply such information to the Trustee and every Investment Manager as necessary for the Trustee and each Investment Manager to carry out its duties. When making a determination in connection with the Plan, the Plan Administrator shall be entitled to rely upon information furnished by the Employer provided that the Plan Administrator shall resolve any factual dispute under this Plan by giving weight to all information available to it.

10.14   Self-Interest

Neither the Plan Administrator nor any member of the Retirement Plan Committee shall have any right to vote or decide upon any matter related directly to him or any right of his to claim any benefit under the Plan. In any case in which a Retirement Plan Committee member is so disqualified to act, and the remaining members cannot agree, the Board may appoint a temporary substitute member to exercise all the powers of the disqualified member concerning the matter in which he is disqualified.

                           ARTICLE 11

                 CONTRIBUTIONS BY THE EMPLOYER


11.1 Employer Contributions

The Employer intends but it does not guarantee to make contributions to the Trust Fund in such amount and at such times as are required to maintain the Plan and Trust Fund for Participants in compliance with the provisions of ERISA and regulations issued thereunder. All such contributions made to the Trust Fund shall be used to fund benefits under the Plan or to pay expenses of the Plan and shall be irrevocable, except as otherwise provided in Section 13.5 or Section 15.5. Employees and Participants are neither required nor permitted to make contributions to the Plan.

11.2 Expenses

The Employer may pay all costs, expenses and fees incurred in providing services to the Plan and all other costs and expenses of administering and operating the Plan. The Employer shall direct the Trustee to pay from the Trust Fund any expenses that the Employer does not pay or for which the Employer may not be liable, such as real and personal property taxes, income taxes, excise taxes, transfer taxes, and any and all expenses of a similar nature that may be levied or chargeable on account of the Trust, other than expenses for services rendered on behalf of the Plan or the Trust Fund in connection with the establishment or termination of such Plan or Trust Fund. Such expenses, until they are paid, shall constitute a charge against the Trust to be satisfied before any distribution upon Plan termination.

11.3 Actuary

The Actuary shall perform period valuations of the Plan, no less than annually. The Actuary in the actuarial valuation shall apply all gains arising in the operation of the Plan, including but not necessarily limited to gains arising from terminations of employment of Participants prior to qualifying for benefits hereunder, to reduce the contributions of the Employer pursuant to the funding method and actuarial tables then in use.

11.4 Funding Standard Account

The Plan Administrator shall cause the Plan to establish and maintain a funding standard account so that it may be determined whether or not the Plan has complied with minimum funding standards.

                           ARTICLE 12

                   THE TRUST FUND AND TRUSTEE


12.1 Trust Agreement

The Company has entered into a Trust Agreement with the Trustee to hold the funds necessary to provide the benefits set forth in the Plan. The Trust Agreement shall be deemed to form a part of the Plan and all rights of Participants or others under the Plan shall be subject to the provisions of the Trust Agreement to the extent such provisions are not contradicted by specific provisions of the Plan. The Trust Agreement may contain provisions granting authority to the Employer to settle the accounts of the Trustee on behalf of all persons having or claiming an interest in the Trust Fund.

12.2 Trust Fund

The Trust Fund shall be received, held in Trust, and disbursed by the Trustee in accordance with the provisions of the Trust Agreement and the provisions as set forth in this Plan. No part of the Trust Fund shall be used for or diverted to purposes other than the exclusive benefit of Participants and their beneficiaries under this Plan, prior to the satisfaction of all liabilities hereunder with respect to them, except as provided in
Section 13.5 and except as provided in Section 15.5 hereof at time of termination of the Plan and Trust. No person shall have interest in or right to the Trust Fund or any part thereof, except as specifically provided for in this Plan and/or the Trust Agreement.

12.3 Appointment of Trustee

The Trustee may be any individual, corporation or other legal person qualified to serve as a trustee under ERISA. The Company may remove the Trustee at any time upon notice required by the terms of the Trust Agreement and, upon such removal or upon the resignation of the Trustee, the Company shall designate and appoint a successor Trustee and direct the transfer of the Trust Fund as provided in the Trust Agreement.

12.4 Investment Managers

The Company  may appoint, in writing and from time to time, one
(1) or more Investment Managers to manage and/or invest and reinvest the Trust Fund or any part thereof. Any such Investment
Manager shall be certified as such to the Trustee by the Company, and the Trustee shall not be liable for the acts or omissions of any such Investment Manager or be under any obligation to manage or invest the assets of the Trust Fund that are subject to management by such Investment Manager. Each such Investment
Manager shall at all times be a person or organization qualified to act as an "investment adviser" under the Investment Advisers Act of 1940 and regulations issued thereunder, and shall acknowledge in writing acceptance of its fiduciary status under this Plan.

The Company may remove any Investment Manager at any time upon written notice and, upon such removal or upon the resignation of any Investment Manager, the Company may designate and appoint a successor Investment Manager and shall direct the former Investment Manager to transfer the assets of the Trust Fund in its possession to the Trustee or the successor Investment Manager. The Trustee shall not be responsible for assets of the Trust Fund while they are in the possession of an Investment Manager, except as provided in the Trust Agreement.

12.5 Powers

The Trustee and any Investment Manager shall have such powers to purchase insurance on the lives of Participants and to hold, invest, reinvest, control, and disburse funds as shall be set forth at that time in the Trust Agreement or written appointment, respectively.

12.6 Plan a Part of Trust Agreement

The Trust Agreement shall be deemed to form a part of this Plan and all rights of Participants or others under this Plan shall be subject to the provisions of the Trust Agreement to the extent such provisions are not contradicted by specific provisions of this Plan.

12.7 Settlement of Accounts

The Trust Agreement may contain provisions granting authority to the Company to settle the accounts of the Trustee on behalf of all persons having or claiming an interest in the Trust Fund.

                           ARTICLE 13

            RESERVATION OF AND LIMITATIONS ON RIGHTS


13.1 Benefits

Although it is the intention of the Employer that this Plan shall be continued and its contributions made regularly each year, this Plan is entirely voluntary on the part of the Employers and the continuance of the Plan and the payments thereunder are not assumed as a contractual obligation of the Employer. The Employer does not guarantee or promise to pay or cause to be paid any of the benefits provided by the Plan.

13.2 Contributions

The Employer specifically reserves the right, in its sole and uncontrolled discretion and by official and authorized act, to modify, suspend, in whole or in part, at any time or from time to time, and for any period or periods, or to discontinue at any time, the contributions specified in Article 11 of this Plan.

13.3 No Employment Contract

This Plan shall not be deemed to constitute a contract between the Employer and any Participant or to be a consideration or an inducement for the employment of any Participant or Employee. Nothing contained in this Plan shall be deemed to give any Participant or Employee the right to be retained in the service of the Employer or to interfere with the right of the Employer to discharge any Participant or Employee at any time regardless of the effect which such discharge shall have upon him as a Participant in the Plan.

13.4 Spendthrift Clause

None of the benefits provided under this Plan are subject to the claims of creditors of Participants, Retired Participant or their beneficiaries and will not be subject to attachment, garnishment or any other legal process. Neither a Participant nor a retired Participant nor his Beneficiaries may assign, sell, borrow on or otherwise encumber any of his beneficial interest in this Plan nor shall any such benefits be in any manner liable for or subject to the deeds, contracts, liabilities, engagements, or torts of any Participant, retired Participant or Beneficiary.
The preceding sentences shall also apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order, unless such order is determined by the Plan Administrator to be a qualified domestic relations order, as defined in Code Section 414(p).

13.5 Return of Contributions

It is intended that this Plan shall be approved and qualified by the Internal Revenue Service as meeting the requirements of the Code and regulations issued thereunder:

  (a) so as to permit the Employer to deduct for Federal income tax purposes the amounts of its contributions to the Trust Fund;

  (b) so that the contributions so made and the income of the Trust Fund will not be taxable to Participants as income until received; and

  (c) so that the income of the Trust Fund shall be exempt from Federal income tax.

The Employer's contributions under this Plan are conditioned on their being deductible under Code Section 404. In the event the Commissioner of Internal Revenue or his delegate rules that a deduction for all or a part of the Employer's contribution is not allowed, the Employer will recover, within one (1) year of the disallowance of the deduction, that portion or all of its contribution for which no deduction is allowed. The Employer also reserves the right to recover that portion or all of any contribution made by a mistake of fact, provided such recovery is made within one (1) year of the payment of the contribution to the Trustee. No earnings on a contribution shall be returned to the Employer and losses on the contribution will reduce the amount to be returned.

                           ARTICLE 14

                           AMENDMENTS


14.1 Amendment of the Plan

The Company reserves the right, at any time and from time to time, to modify or amend, in whole or in part, any or all of the provisions of this Plan, without the consent of the Employer, Participant, Spouse, Beneficiary, or any other person or persons claiming through them, by action of the Board through resolutions duly adopted by the Board, including specifically the right to make any such modifications or amendments effective retroactively, if necessary; provided that no such modification or amendment shall make it possible for any part of the assets of this Plan to be used for or diverted to purposes other than the exclusive benefit of Participants and their Spouses and Beneficiaries under this Plan, prior to the satisfaction of all liabilities with respect to such Participants, Spouses, and Beneficiaries, except as indicated in Section 13.5 and Section 15.5.

14.2 Limitations on Right to Amend

No amendment to the Plan (including this restatement of the Prior
Plan) shall be effective to the extent that it has the effect of decreasing a Participant's Accrued Benefit, or otherwise violating Section 411(d)(6) of the Code. Notwithstanding the preceding sentence, a Participant's Accrued Benefit may be reduced to the extent permitted by Code Section 412(c)(8). For purposes of this paragraph, a Plan amendment that has the effect of (1) eliminating or reducing an early retirement benefit or a retirement-type subsidy, or (2) eliminating an optional form of benefit, with respect to benefits attributable to Creditable Service earned before the amendment, shall be treated as reducing Accrued Benefits. In the case of a retirement-type subsidy, the preceding sentence shall apply only with respect to a Participant who satisfies the pre-amendment conditions for the subsidy. In general, a retirement-type subsidy is a subsidy that continues after retirement, but does not include a qualified disability benefit, a medical benefit, a Social Security supplement, a death benefit (including life insurance), or a plant shutdown benefit (that does not continue after retirement age.) Furthermore, no amendment to the Plan shall have the effect of decreasing a Participant's vested interest determined without regard to such amendment as of the later of the date such amendment is adopted, or the date it becomes effective.

                           ARTICLE 15

      TERMINATION OR TEMPORARY DISCONTINUANCE OF THE PLAN


15.1 Termination

The Company, by action of the Management Committee of the Board through resolutions duly adopted by the Board, may suspend payments to the Trust Fund for any year and may terminate the Plan at any time.

15.2 Apportionment of Trust Fund

If the Company terminates the Plan or permanently suspends contributions, the Trustee shall compute the value of the Trust Fund held for the benefit of Participants, retired Participants, qualified terminated Participants, Spouses, and Beneficiaries otherwise eligible to receive Retirement or Termination Benefits from the Plan. The Plan Administrator, based upon the certification of the Actuary, shall apportion the amount so valued to all such Participants, Retired Participants, qualified terminated Participants, and/or their Spouses and Beneficiaries in shares as determined in Section 15.3, but subject to the provisions of Section 15.6.

15.3 Allocation of Trust Fund

The value of the Trust Fund computed above remaining after providing for the expenses of administration of the Plan and the Trust shall be allocated for the purposes of paying Retirement Benefits, Termination Benefits and Death Benefits in the order of precedence indicated and in the amounts indicated in Section 4044 of ERISA as amended, and including any regulations issued thereunder.

The allocation of the Trust Fund in accordance with this Section shall be based on the method of payment of Retirement Benefits, Termination Benefits or Death Benefits specified in the Plan. In the event that the Trust Fund assets on or after the date of termination are insufficient to fund all benefits within any class, the benefits of all higher order of precedence shall be funded, the benefits of all lower order of precedence shall be unfunded, and the assets remaining shall be allocated among members of that class on the basis of their respective actuarial reserves, subject to the provisions of Section 4044 of ERISA.

15.4 Distribution of Trust Fund

The application of the Trust Fund on the foregoing basis shall be calculated by the Actuary and certified to the Trustee as of the date on which the Plan terminated. Subject to the restrictions of ERISA, when the calculations shall be completed, the interest of each Participant, Retired

Participant, Spouse, and Beneficiary shall continue to be held in the Trust Fund pursuant to the terms of Section 15.3 hereof, or, at the direction of the Plan Administrator, the Trust Fund shall be liquidated and each of their interests distributed to them in the form of annuity contracts, annuity payments, installments or in a lump sum as determined by the Plan Administrator. Subject to the limitations of Section 4044(d)(2) of ERISA, any funds remaining after the satisfaction of all liabilities to such Participants, Retired Participants, Spouses, Beneficiaries and Contingent Beneficiaries under the Plan due to erroneous actuarial computation shall be returned to the Company.

15.5 Limitations on Benefits

In the event of termination of the Plan, the benefit of any Highly Compensated Employee (including a former employee who is a Highly Compensated Employee) who is among the twenty-five (25) non-excludable employees and former employees of the Company with the largest amount of compensation in the current or any prior year is limited to a benefit that is non-discriminatory under Code Section 401(a)(4).

15.6 Nonforfeitability

Notwithstanding any other provision herein to the contrary, except the provisions of Section 15.6, should the Plan terminate or partially terminate, the rights of all affected past or present Participants to benefits accrued to the date of such termination or partial termination, to the extent then funded, or to the amounts then credited to the Participants' accounts, shall be nonforfeitable. A partial termination shall be deemed to have occurred in accordance with a determination to that effect by the Federal regulatory agency (the Department of Treasury, the Department of Labor or the Pension Benefit Guaranty Corporation) having jurisdiction so to determine under ERISA.

                           ARTICLE 16

                            ACTUARY

16.1 Duties

The Actuary shall make all actuarial calculations and perform all actuarial duties required of him under the terms of the Plan. In making an actuarial valuation of the Plan from time to time, the Actuary may rely upon information provided by the Trustee concerning the assets in the Trust and shall not be required to make any independent calculations with respect to such information. The Actuary shall certify to the Company in writing the results of the calculations required of him hereunder and the Employers may rely thereon. In making all calculations hereunder, the Actuary shall use such actuarial tables as he deems appropriate but he shall use the same tables in making all his calculations during a specified period. The Actuary shall employ actuarial assumptions and methods each of which are reasonable (taking into account the experience of the Plan and reasonable expectations) or which, in the aggregate, result in a total contribution equivalent to that which would be determined if each such method and assumption were reasonable, and which, in combination, offer the Actuary's best estimate of anticipated experience under the Plan. The Actuary may from time to time change the actuarial tables and other assumptions used by him hereunder.

16.2 Information

The Company shall furnish the Actuary such information on employees, payrolls, and other related data as the Actuary may require from time to time.

16.3 Reliance

The Actuary may rely upon any information furnished him by the Company or by the Trustee.

16.4 Actuarial Determinations

All actuarial determinations necessary in the administration of this Plan shall be made by the Actuary. The Plan Administrator shall be free to consult the Actuary at any time and neither the Plan Administrator nor the Company shall be liable for the actuarial correctness of any determination made by the Actuary.

                           ARTICLE 17

                        PLAN FIDUCIARIES


17.1 Named Fiduciaries

For purposes of Part 4 of Title I of ERISA, the Plan Administrator, the Company, the Retirement Plan Committee and those parties to whom any duties are allocated pursuant to the Plan or the Trust Agreement, as such provisions may hereafter be amended, shall each be named fiduciaries. All actions by named fiduciaries shall be in accordance with the terms of this Plan and of the Trust Agreement insofar as such documents are consistent with the provisions of Title I of ERISA. Each named fiduciary while discharging his/her duties under this Plan shall act solely in the interest of Participants and beneficiaries and for the exclusive purpose of providing benefits and defraying reasonable administrative expenses. Each named fiduciary shall discharge his/her duties hereunder with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. Without limiting the generality of the above, it is specifically provided that the appointment and retention of the Retirement Plan Committee is a duty of the Company for purposes of this Section.

17.2 Allocation of Duties of Fiduciaries

The Company, as Plan Administrator, shall be responsible for the administration and management of the Plan except for those duties specifically allocated to the Trustee. The Trustee shall have exclusive responsibility for the management and control of the assets of the Plan (but may, pursuant to the Plan and the Trust Agreement, delegate all or a portion of such responsibility).

                           ARTICLE 18

        ENTRY AND WITHDRAWAL OF A PARTICIPATING EMPLOYER


18.1 Adopting Employers

If approved by the written resolution of the Board, any Employer may participate in this Plan as an Employer and include its employees as Employees under this Plan by executing, as authorized by a written resolution of its board of directors, an adoption agreement with the Company to be bound by all of the provisions of this Plan, as in effect on the date of such adoption, which shall become a part of this Plan. Such adoption agreement shall include, without limitation, provisions regarding the counting of Vesting Service and Creditable Service prior to the effective date of such agreement. The Employer need not execute the original or amended Plan. The sole authority of the Company to amend the Plan and any authority of the Board under this Plan or the Trust Agreement to appoint or remove the Trustee, Plan Administrator members shall not be diminished by the adoption of this Plan by any Employer under this Section and any such amendments, appointments, removals or other changes shall be binding on any such Employer and its employees. Successors to such Employers may adopt this Plan only in accordance with the provisions of Section 17.2 and upon approval by written resolution of the Board. An Employer may withdraw from this Plan only under the terms and conditions as established or approved by the Board.

18.2 Successor Companies

In the event of a merger or consolidation of the Company or any other Employer or transfer of all or substantially all of its assets to any other corporation, partnership or association, provision may be made by such successor corporation, partnership or association at its election for the continuance of this Plan. Such successor shall upon its election to continue this Plan, be substituted in place of the Company or such other Employer by an instrument duly authorizing such substitution and duly executed by the Company, such Employer, if applicable, and such successor. Upon the delivery to the Trustee of notice of such substitution accompanied by a copy of such instrument and a certified copy of the resolutions of the Board and the boards of directors of any such Employer and such successor authorizing such substitution, the Trustee and all Participants shall be authorized to recognize such successor in the place of the Company or such Employer.

18.3 Withdrawal of an Employer.

An Employer that is withdrawing from this Plan and the Trust Agreement shall deliver to the Board a resolution of its board of directors evidencing its withdrawal. Notice of withdrawal must be submitted to the Plan Administrator at least six (6) months prior to the date the withdrawal is to be effective unless such time requirement is waived in writing by the Plan Administrator.

  (a) Upon the withdrawal of an Employer, the provisions of Article 15, with the exception of the provision concerning erroneous actuarial computation, shall apply to such Employer's withdrawal as if the withdrawal were a part of the complete termination of this Plan, but the participation of other Employers hereunder shall not be affected nor shall the continuation of the Plan with respect to the participation therein by other Employers be affected by such withdrawal of an Employer.

  (b) Notwithstanding the terms of Section (a) above, if employees of the withdrawing Employer who are covered by this Plan will, immediately upon withdrawal of the Employer from this Plan, be covered by a different retirement plan, and if the Employer and the sponsor of that different retirement plan agree and deem it desirable, the Plan Administrator, upon being furnished evidence of the terms of such retirement plan and that such plan has been approved by the Internal Revenue Service as qualified under Section 401(a) of the Code as now in effect or hereafter amended, shall direct the Trustee (1) to establish the value of the portion of the Trust Fund necessary to provide the accrued benefits of the Participants attributable to such Employer, with the withdrawing Employer funding any asset shortfall attributable to its liabilities under the Plan, and (2) to transfer the value of the portion of the Trust Fund so determined to the trustee or trustees of the different retirement plan or to the insurance company which is to hold the funds of that retirement plan. The Plan Administrator in its sole discretion shall have the right to direct the Trustee to transfer the appropriate portion of the Trust Fund to the trustee or trustees or to the designated insurance company in the form of installments, in cash or in cash and securities over a period of time not to exceed six (6) months following the effective date of the Employer's withdrawal.

The application of the withdrawing Employer's interest in the Trust Fund pursuant to the terms of this Section shall constitute a complete discharge of the responsibility of remaining Employers, the Plan Administrator and the Trustee, without any responsibility on their part collectively or individually to see to the application thereof.

                           ARTICLE 19

                        TOP HEAVY RULES


19.1 Generally

Notwithstanding anything contained in the Plan to the contrary, in the event that this Plan is part of a Required Aggregation
Group and is a Top Heavy Plan for any Plan Year, this Article shall become operative with respect to such Plan Year.

19.2 Vesting

In the event the vesting schedule set forth in Section 5.1 is less liberal than the vesting schedule hereinafter provided, the following vesting schedule shall be substituted for such vesting schedule to the extent the following schedule is more favorable:

              Years of
        Vesting Service                 Vested Percentage

        Less than 2 years                         0%
        2 years                                   20%
        3 years                                   40%
        4 years                                   60%
        5 years                                   80%
        6 years or more                           100%

Should the Plan cease to be a Top Heavy Plan, the vesting
schedule in Section 5.1 shall be put back into effect. However, the vested percentage of any Participant cannot be decreased as a result of the return to the prior vesting schedule and any Participant with three (3) or more years of Vesting Service may elect, within the later of (i) sixty (60) days after the Plan ceases to be a Top Heavy Plan, or (ii) sixty (60) days after the date the Participant is issued written notification of the change in the vesting schedules, to remain under the special vesting rules described in this Section.

19.3 Minimum Benefit

For the first Plan Year that the Plan shall be a Top Heavy Plan, and all future Plan Years during which the Plan is a Top Heavy Plan, there shall be a minimum accrued benefit applicable to each Participant who is not a Key Employee who earns a year of Creditable Service during the Plan Year equal to the lesser of two percent (2%) of Top Heavy Compensation multiplied by the Participant's years of Top Heavy Service up to a maximum of ten
(10) years.

19.4 Top Heavy Compensation

"Top Heavy Compensation" means one-twelfth (1/12) of a Participant's average annual Full Compensation during that period of five (5) consecutive Testing Years for which his aggregate Full Compensation was the greatest. If he shall have fewer than five (5) consecutive Testing Years, his Top Heavy Compensation shall mean his average annual Full Compensation during that period containing the largest number of consecutive Testing Years; provided that, if there shall be more than one (1) such period, Top Heavy Compensation shall be calculated on the basis of such period for which such average is the greatest.

19.5 Testing Year

"Testing Year" means a Plan Year which begins prior to the end of the last Plan Year for which the Plan was a Top Heavy Plan, but excluding Plan Years beginning before 1984.

19.6 Full Compensation

"Full Compensation" means, for any Participant for any Plan Year, his compensation (as such term is defined in section 1.415-2(d) of the regulations issued under the Code) from the Company for the calendar year which ends with such Plan Year.

19.7 Top Heavy Service

"Top Heavy Service" means a year of Creditable Service for a Plan Year in which the Plan is a Top Heavy Plan, with the exception that Creditable Service earned under this Plan or a predecessor plan for Plan Years beginning prior to January 1, 1984, shall be excluded.

19.8 Combined Limitation of Benefits

In the event the Plan is a Top Heavy Plan for the Plan Year, the multiplier of one and twenty-five hundredths (1.25) in Sections
7.5(a) and (b) shall be reduced to one (1.0) unless:

  (a)   The Required Aggregation Group and any Permissive
        Aggregation Group, if applicable, are ninety percent
        (90%) or less top heavy; and

  (b)   The minimum accrued benefit referenced in Section
        19.3 is modified by substituting for such minimum accrued benefit a minimum accrued benefit applicable to all Participants who are not Key Employees equal to the lesser of three percent (3%) of the Participant's Top
        Heavy Compensation multiplied by his years of Top Heavy
        Service, or twenty percent (20%) of the Participant's
        Top Heavy Compensation
        increased by one percent (1%) for each Plan Year (up to ten percent (10%)) taken into account under Section 19.7.

                           ARTICLE 20

                         MISCELLANEOUS


20.1 Interpretation by Plan Administrator

Any rules, regulations, or procedures that may be necessary for the proper administration or functioning of this Plan that are not covered in this Plan or the Trust Agreement shall be promulgated and adopted by the Plan Administrator.

20.2 Headings

Any headings or subheadings in this Plan are inserted for convenience of reference only and are to be ignored in the construction of any provisions hereof.

20.3 Governing Law

This Plan shall be construed in accordance with the laws of the State of North Carolina, except where such laws are superseded by ERISA, in which case such Act shall control.

20.4 Benefits to Minors and Incompetents

In making any distribution to or for the benefit of any person who is a minor or incompetent, the Plan Administrator, in its sole, absolute and uncontrolled discretion, may, but need not, make such distribution to a legal or natural guardian or other relative of such minor or court-appointed committee of such incompetent, or to any adult with whom such minor or incompetent temporarily or permanently resides, and any such guardian, committee, relative or other person shall have full authority and discretion to expend such distribution for the use and benefit of such minor or incompetent. The receipt of such guardian, committee, relative or other person shall be a complete discharge to the Plan Administrator, without any responsibility on its part to see to the application thereof.

20.5 Severability

In case any provision of this Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of this Plan and this Plan shall be construed and enforced as if such illegal and invalid provisions had never been inserted herein.

20.6 Misstatement of Facts

A misstatement in the age, sex, length of service, date of employment or birth, or compensation of a Participant, or any other such matter, shall be corrected when it becomes known that any such misstatement of fact has occurred.

20.7 Benefits on Merger or Consolidation to Successor Plan

In the case of any merger or consolidation with or transfer of assets or liabilities of the Plan to any other plan, such merger, transfer or consolidation shall, by its terms, provide that each Participant in the Plan would, if the Plan then terminated, receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he/she would have been entitled to receive immediately before the merger, consolidation, or transfer if this Plan had then terminated.

20.8 Unclaimed Benefits

Any benefits payable to, or on behalf of, a Participant or former Participant which are not claimed shall not bear Interest Credit under Section 3.10, but shall be deemed abandoned or relinquished only if the Participant or beneficiary cannot be located after reasonable efforts at the time of termination of the Plan.

20.9    Exclusive Benefit

The Employer shall not be entitled to any part of the corpus or income of the Trust Fund and no part thereof shall be used for or diverted to purposes other than the exclusive benefit of the Participants and beneficiaries hereunder, except as otherwise specified in this Plan.

                           SIGNATURES


        IN WITNESS WHEREOF, the Company, duly authorized to execute this Plan on behalf of the Employer as specified in this Plan, has caused its duly authorized officers to execute and seal this Plan as of this 23rd day of December, 1996, to be effective as of the first day of January, 1997.


                                   DUKE POWER COMPANY


                                   By William H. Grigg
                                   Title Chairman of the Board and
                                      Chief Executive Officer
(CORPORATE SEAL)

Attest Ellen T. Ruff

Title Secretary